                            STOCK PURCHASE AGREEMENT
                                     AMONG
                      COBBWELLS, INC., JAMES H. COBB, III
                               and WARREN K. WELLS


                                       AND


                         CONTACT COMMUNICATIONS INC. and
                                   PRONET INC.







                                November 22, 1995

                        TABLE OF CONTENTS

                                                           PAGE
                                                           ----
                            ARTICLE 1

                    PURCHASE AND SALE OF SHARES

1.1  Plan of  Redemption and Sale. . . . . . . . . . . . . . .2
1.2  Purchase Price. . . . . . . . . . . . . . . . . . . . .  2
1.3  Closing . . . . . . . . . . . . . . . . . . . . . . . .  4
1.4  Deposit Escrow Agreement. . . . . . . . . . . . . . . . .4
1.5  Determination Of Accrued Liabilities
     and Excess Cash Or Cash Deficiency. . . . . . . . . . . .4
1.6  Post Closing Admustments. . . . . . . . . . . . . . . . .5

                            ARTICLE 2

                  REPRESENTATIONS AND WARRANTIES
                   OF THE PURCHASER AND PRONET

2.1  Due Organization. . . . . . . . . . . . . . . . . . . .  5
2.2  Due Authorization . . . . . . . . . . . . . . . . . . .  5
2.3  Conflicts . . . . . . . . . . . . . . . . . . . . . . . .6
2.4  Consents. . . . . . . . . . . . . . . . . . . . . . . . .6
2.5  Brokers and Finders . . . . . . . . . . . . . . . . . . .6
2.6  Regulatory Certificates . . . . . . . . . . . . . . . . .6
2.7  Common Stock. . . . . . . . . . . . . . . . . . . . . . .6
2.8  Purchase Information. . . . . . . . . . . . . . . . . . .7

                            ARTICLE 3

                REPRESENTATIONS AND WARRANTIES OF
                    PAGE ONE AND THE SELLERS

3.1  Due Organization; Ownership . . . . . . . . . . . . . .  7
3.2  Capital Stock.. . . . . . . . . . . . . . . . . . . . .  7
3.3  Title to Shares.. . . . . . . . . . . . . . . . . . . .  7
3.4  Due Authorization . . . . . . . . . . . . . . . . . . .  8
3.5  Conflicts . . . . . . . . . . . . . . . . . . . . . . .  8
3.6  Consents. . . . . . . . . . . . . . . . . . . . . . . .  8
3.7  Financial Statements. . . . . . . . . . . . . . . . . .  8
3.8  Conduct of Business; Certain Actions. . . . . . . . . .  9
3.9  Properties. . . . . . . . . . . . . . . . . . . . . .   10
3.10 Pagers. . . . . . . . . . . . . . . . . . . . . . . .   11

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                                                           PAGE
                                                           ----

3.11 Licenses and Permits. . . . . . . . . . . . . . . . .   11
3.12 Intellectual Rights . . . . . . . . . . . . . . . . .   11
3.13 Compliance with Laws. . . . . . . . . . . . . . . . .   12
3.14 Insurance . . . . . . . . . . . . . . . . . . . . . . . 12
3.15 ERISA Plans . . . . . . . . . . . . . . . . . . . . . . 13
3.16 Contracts and Agreements. . . . . . . . . . . . . . .   13
3.17 Claims and Proceedings. . . . . . . . . . . . . . . .   13
3.18 Taxes . . . . . . . . . . . . . . . . . . . . . . . . . 14
3.19 Personnel . . . . . . . . . . . . . . . . . . . . . . . 14
3.20 Business Relations. . . . . . . . . . . . . . . . . . . 15
3.21 Brokers . . . . . . . . . . . . . . . . . . . . . . . . 15
3.22 Warranties. . . . . . . . . . . . . . . . . . . . . . . 15
3.23 Accounts Receivable . . . . . . . . . . . . . . . . . . 15
3.24 Customers and Suppliers . . . . . . . . . . . . . . . . 16
3.25 Interest in Competitors, Suppliers, and Customers . . . 16
3.26 Inventory . . . . . . . . . . . . . . . . . . . . . . . 16
3.27 Commission Sales Contracts. . . . . . . . . . . . . . . 16
3.28 Regulatory Certificates . . . . . . . . . . . . . . . . 16
3.29 Investment. . . . . . . . . . . . . . . . . . . . . . . 16
3.30 Accredited Investor Status. . . . . . . . . . . . . . . 16
3.31 Investment Risk . . . . . . . . . . . . . . . . . . . . 16
3.32 Legends . . . . . . . . . . . . . . . . . . . . . . . . 17
3.33 Purchaser Information . . . . . . . . . . . . . . . . . 17
3.34 Information . . . . . . . . . . . . . . . . . . . . . . 17

                            ARTICLE 4

               COVENANTS OF PAGE ONE AND THE SELLERS

4.1  Inspection. . . . . . . . . . . . . . . . . . . . . . . 18
4.2  Compliance. . . . . . . . . . . . . . . . . . . . . . . 18
4.3  Satisfaction of All Conditions Precedent. . . . . . . . 18
4.4  No Solicitation . . . . . . . . . . . . . . . . . . . . 18
4.5  Notice of Developments. . . . . . . . . . . . . . . . . 18
4.6  Notice of Breach. . . . . . . . . . . . . . . . . . . . 18
4.7  Notice of Litigation. . . . . . . . . . . . . . . . . . 19
4.8  Continuation of Insurance Coverage. . . . . . . . . . . 19
4.9  Maintenance of Credit Terms . . . . . . . . . . . . . . 19
4.10 Updating Information. . . . . . . . . . . . . . . . . . 19
4.11 Interim Operations of The Companies . . . . . . . . . . 19
4.12 Financial Statements. . . . . . . . . . . . . . . . . . 20
4.13 Assignments . . . . . . . . . . . . . . . . . . . . . . 21
4.14 Licenses. . . . . . . . . . . . . . . . . . . . . . . . 21

                                                           PAGE
                                                           ----

                          ARTICLE 5

                      REGULATORY APPROVALS


                          ARTICLE 6

                     CONDITIONS TO CLOSING

6.1  Conditions to Obligations of the Purchaser. . . . . . . 22
6.2  Conditions to Obligations of the Sellers. . . . . . . . 24


                           ARTICLE 7

                          TERMINATION

7.1  Termination.............................................25


                            ARTICLE 8

                         INDEMNIFICATION

8.1  Indemnification of the Purchaser. . . . . . . . . . . . 25
8.2  Indemnification of Page One and the Sellers . . . . . . 26
8.3  Defense of Third-Party Claims . . . . . . . . . . . . . 26
8.4  Direct Claims . . . . . . . . . . . . . . . . . . . . . 28
8.5  Indemnification Exclusive Remedy. . . . . . . . . . . . 28
8.6  Survival. . . . . . . . . . . . . . . . . . . . . . . . 28
8.7  Time Limitations. . . . . . . . . . . . . . . . . . . . 28
8.8  Limitations As to Amounts . . . . . . . . . . . . . . . 29
8.9  Maximum Liability . . . . . . . . . . . . . . . . . . . 29
8.10 Tax Effect and Insurance. . . . . . . . . . . . . . . . 29
8.11 Right Of Set-Off. . . . . . . . . . . . . . . . . . . . 29
8.12 Subrogation . . . . . . . . . . . . . . . . . . . . . . 30
8.13 Arbitration . . . . . . . . . . . . . . . . . . . . . . 30
8.14 No Contribution . . . . . . . . . . . . . . . . . . . . 31

                                                           PAGE
                                                           ----

                            ARTICLE 9

                          MISCELLANEOUS

9.1  Collateral Agreements, Amendments, and Waivers. . . . . 31
9.2  Risk Of Loss. . . . . . . . . . . . . . . . . . . . . . 31
9.3  Prorations. . . . . . . . . . . . . . . . . . . . . . . 31
9.4  Allocation Of Purchase Price. . . . . . . . . . . . . . 32
9.5  Records . . . . . . . . . . . . . . . . . . . . . . . . 32
9.6  Seller's Liabilities. . . . . . . . . . . . . . . . . . 32
9.7  Successors and Assigns. . . . . . . . . . . . . . . . . 32
9.8  Expenses. . . . . . . . . . . . . . . . . . . . . . . . 33
9.9  Sales Tax . . . . . . . . . . . . . . . . . . . . . . . 33
9.10 Invalid Provisions. . . . . . . . . . . . . . . . . . . 33
9.11 Waiver....... . . . . . . . . . . . . . . . . . . . . . 33
9.12 Notices . . . . . . . . . . . . . . . . . . . . . . . . 33
9.13 Survival of Representations, Warranties and Covenants . 35
9.14 Public Announcement........ . . . . . . . . . . . . . . 35
9.15 Further Assurances. . . . . . . . . . . . . . . . . . . 35
9.16 No Third-Party Beneficiaries. . . . . . . . . . . . . . 35
9.17 Governing Law . . . . . . . . . . . . . . . . . . . . . 35
9.18 Headings. . . . . . . . . . . . . . . . . . . . . . . . 35
9.19 Sections; Exhibits. . . . . . . . . . . . . . . . . . . 35
9.20 Number and Gender of Words. . . . . . . . . . . . . . . 36
9.21 Specific Performance. . . . . . . . . . . . . . . . . . 36
9.22 ProNet Guarantee. . . . . . . . . . . . . . . . . . . . 36

                            SCHEDULES

1.1(a) Excluded Assets
3.1    Foreign Qualification
3.5    Conflicts
3.6    Consents
3.7(a) July Asset List
3.8    Conduct of Business
3.9    Real Properties & Leaseholds
3.10   Pagers
3.11   Licenses and Permits
3.12   Intellectual Rights
3.14   Insurance
3.16   Material Contracts
3.17   Claims and Proceedings
3.18   Taxes
3.19   Personnel

                                                           PAGE
                                                           ----

3.22 Warranties
3.23 Accounts Receivable
3.24 Customers and Suppliers
3.25 Interest In Competitors, Buppliers and Customers
3.26 Inventory
3.27 Commission Sales Contracts


                          EXHIBITS


A  -  Escrow Deposit Agreement
B  -  Registration Rights Agreements
C  -  Form of Opinion of Counsel to Page One and the Sellers
D  -  Form Of Opinion of FCC Counsel to Page One and the Sellers
E  -  Noncompetition Agreement - John W. Cobb, III
F  -  Noncompetition Agreement - Warren K. Wells
G  -  Form Of Opinion of Counsel to Purchaser and ProNet
H  -  ProNet Guaranties
I  -  Allocation Of Purchase Price
J  -  Inventory Valuation - Pager Prices
K  -  Lease Agreement

                            STOCK PURCHASE AGREEMENT


     This Stock Purchase Agreement (this "Agreement") is made and entered into as of November 22, 1995, by and among Cobbwells, Inc. d/b/a Page One, a Georgia business corporation ("Page One"), James H. Cobb, III ("Cobb") and Warren K. Wells ("Wells" and together with Cobb, the "Sellers"), and Contact Communications Inc., a Delaware corporation (the "Purchaser") and ProNet Inc., a Delaware corporation and the parent corporation of the Purchaser ("ProNet").

                                 R E C I T A L S


     A. The Sellers desire to adopt a plan to terminate completely their interests in Page One (the "Plan") under which all of the shares of common stock owned by them will be redeemed by Page One or sold to the Purchaser;

     B. The Sellers collectively own 153 shares of the common stock of Page One, which shares constitute all of its issued and outstanding capital stock;


     C. Pursuant to the Plan, Page One will redeem 1.5 shares of common stock from Cobb and 1.5 shares of common stock from Wells in consideration of the distribution of cash and certain property;

     D. After said redemption, 150 shares of common stock (the "Shares") will be issued and outstanding;

     E. Page One operates a radio paging system business (such property, assets and business, including all rights to affiliated networks, being sometimes hereinafter collectively referred to as the "System"); and

     F. The Purchaser desires to purchase from the Sellers and the Sellers desire to sell to the Purchaser the Shares in consideration of the Purchase Price (hereinafter defined), upon the terms and subject to the conditions set forth below.



                             A G R E E M E N T S

     NOW, THEREFORE, in consideration of the respective representations, warranties, agreements, and conditions hereinafter set forth, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE I

                         PURCHASE AND SALE OF SHARES


     1.1  PLAN OF REDEMPTION AND SALE.

          (a) REDEMPTION. Page One shall redeem from its earned surplus 1.5 shares of its common stock, each, from Cobb and Wells. In consideration of such redemption, Page One shall transfer to Cobb and Wells the assets described on
SCHEDULE 1.1(a) attached (the "Excluded Assets"). The redemption described herein shall occur immediately prior to the Closing (as hereinafter defined).

           (b) PURCHASE AND SALE. On the Closing Date (as hereinafter defined), the Sellers shall sell to the Purchaser, and the Purchaser shall purchase from the Sellers, on the terms and conditions set forth in this Agreement, the Shares, free and clear of all liens, security interests, claims, rights of another, and encumbrances of any kind or character.

     1.2 PURCHASE PRICE. The aggregate purchase price payable by the Purchaser in consideration for the sale of the Shares shall be an amount equal to the remainder of (a) the sum of (i) $11,340,000 (ii) $4,860,000 (the "Deferred Amount"), to be paid in whole or in part on or before the first anniversary of the Closing Date (such date being referred to herein as the "Deferred Payment Date"), (iii) an amount, payable in cash on the Closing Date, equal to the amount of the Page One's accounts receivable in respect of services or merchandise provided by the Page One prior to the Closing Date as of 11:59 p.m. on the day immediately preceding the Closing Date, (iv) $500,000 (the "Deposit") which amount has been deposited with NationsBank of Texas, N.A., (the "Escrow Agent") as a deposit in accordance with the terms of that certain "Depository Agreement of even date herewith, by and among the parties herein (the "Deposit Escrow Agreement"), a copy of which is attached hereto as EXHIBIT A, and (v) an amount payable in cash at the Closing in respect of the Page One's Recurring Monthly Revenue (as hereinafter defined) for the last complete month prior to the date of the Closing; provided that in the event Recurring Monthly Revenue is less than $328,000, the Buyer shall have the option to terminate this Agreement, with the Deposit (and any accrued interest) payable to Buyer; and further provided that in the event the Recurring Monthly Revenue exceeds $328,000, the Purchase Price shall be increased by $25,000 for each $1,000 over $328,000 (vi) plus an amount equal to the Excess Cash (as defined in Section 1.5 below) or minus an amount equal to the Cash Deficiency (as defined in Section 1.5 below), minus (b) the amount of any revenues collected by the Page One prior to the Closing Date in respect of services or merchandise to be provided to customers of the System after the Closing Date (collectively, the "Purchase Price"). "Recurring Monthly Revenue" shall be defined as total monthly operating revenue less net equipment sales revenue as set forth in the summary billing by price code generated by the Page One in its ordinary course.
For purpose of calculating the Purchase Price, the Page One's accounts receivable shall be valued as follows:

     The following formula will be used to determine the payoff on each customer account on Page One's accounts receivable aging at Closing. Page One will give Purchaser a list of every account written off between July 1, 1995 and Closing. The accounts receivable balance at Closing should not include the current month's billing as the Closing shall take place on the first day of a month (e.g. if the transaction anticipated hereby closes January 2, the accounts receivable aging should be run before the January billing).


     1. For accounts whose entire balance is current, the accounts will be valued at 95%.

     2. For accounts whose oldest balance is 30 days, the portion in 30 days will be paid at 80%, with the current portion paid at 95%.

     3. For accounts whose oldest balance is 60 days, the portion in 60 days will be paid at 50%, the 30 day portion will be paid at 80% and the current portion at 95%.

     4. For accounts whose oldest balance is 90 days, the portion in 90 days will be paid at 5%, the 60 day portion will be paid at 10%, the 30 day portion will be paid at 20% and the current portion will be paid at 30%.

     5. For accounts whose oldest balance is 120 days, the portion in 120 days will be paid at 2%, with the current - 90 days categories paid as indicated in (4.) above.

     Notwithstanding the foregoing, to the extent that any such accounts receivable of Page One are in dispute with the obligor or are known by Page One or any Sellers to be non-collectible at the time of Closing, no value shall be assigned to Purchaser. In addition, the parties hereto acknowledge and agree that no amount shall be paid by the Purchaser for accounts receivable relating to services to be performed, or goods sold, by the Purchaser after the Closing Date.
           The Deferred Amount shall be payable, in the Purchaser's sole discretion, either all in (a) shares of common stock, par value $.01 per share ("Common Stock"), of ProNet, valued at the Average Closing Price (hereinafter defined) as of the Deferred Payment Date, or (b) cash. The Purchase Price (less the Deferred Amount) shall be paid to the Sellers by the Purchaser by certified bank check or wire transfer of immediately available funds. The cash portion, if any, of the Deferred Amount shall be paid by certified bank check or wire transfer of immediately available funds. As used herein, "Average Closing Price" means the average closing price of the Common Stock on the Stock Market of the National Association of Securities Dealers Automated Quotation System (or such other quotation system or securities exchange on which the Common Stock is then quoted or listed) as reported by the Wall Street Journal for the 20 consecutive trading days beginning on the 25th day immediately preceding the Deferred Payment Date. The Purchaser shall pay to the Sellers interest at a rate of six and one-half percent (6 1/2%) per annum on any portion of the Deferred Amount, calculated from the Closing Date (hereinafter defined) until paid in full as a lump sum on the Deferred Payment Date.

     1.3  CLOSING.

          (a) Closing Date. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of the Purchaser located at 6340 LBJ Freeway, Dallas, Texas 75240 at 9:00 a.m., local time, on the later of (i) January 2, 1996, or (ii) the first day of the month following the month in which all Federal, state, and local regulatory approvals for the transactions contemplated hereby are received by Final Order (as hereinafter defined). The date on which the Closing actually occurs is referred to herein as the "Closing Date".

          (b) Delivery and Payment. At the Closing, (i) each Seller shall execute and deliver to the Purchaser stock certificates evidencing all of the Shares owned by such Seller duly endorsed or accompanied by a duly executed stock power assigning such Shares to the Purchaser and otherwise in good form for transfer and any bills of sale, assignments, certificates of title, endorsements, and other instruments of conveyance as may be necessary to transfer the Shares to the Purchaser, (ii) the Purchaser shall deliver to the Seller a certified bank check or wire transfer for the amount of the cash portion of the Purchase Price to be paid on the Closing Date as provided in
Section 1.2 hereof, and (iii) the Escrow Agent shall deliver the Deposit to the Seller by wire transfer and the interest accrued thereon to the Purchaser. Any cash paid in respect of the Deferred Amount shall be paid by delivery to the Seller of a certified bank check or wire transfer in such amount. Any Common Stock issued in respect of the Deferred Amount or pursuant to Section 1.2 herein shall be delivered to the Sellers at the addresses set forth in Section 9.12 hereof.

     1.4  DEPOSIT ESCROW AGREEMENT.   Upon execution of this Agreement, the
parties shall execute and deliver the Deposit Escrow Agreement, substantially in the form of EXHIBIT A, attached hereto, and the Purchaser will deliver the Deposit to the Escrow Agent and upon execution of the Deposit Escrow Agreement by the Escrow Agent, this Agreement shall be effective. After the Sellers have executed and delivered the Sellers' Closing Certificate (as defined in Section
6.1 (a)) to Purchaser and ProNet and ProNet and Purchaser have executed and delivered the Purchaser's Closing Certificate (as defined in Section 6.2 (a)) to the Sellers, the Sellers, Purchaser, ProNet and Page One shall execute written instructions to the Escrow Agent in accordance with Section 3(a) of the Deposit Escrow Agreement instructing the Escrow Agent to deliver the Deposit to the Sellers and the interest accrued thereon to the Purchaser at the Closing in accordance with Section 1.3 of this Agreement. If this Agreement is terminated prior to Closing as provided for in Section 7.1, then the parties shall follow the procedures set forth in the Deposit Escrow Agreement.

     1.5 DETERMINATION OF ACCRUED LIABILITIES AND EXCESS CASH OR CASH DEFICIENCY. All liabilities of Page One as of the Closing Date shall be recorded on its financial records. Any liability of Page One as of the Closing Date which is unrecorded in its financial records as of the Closing Date shall constitute Purchaser Indemnified Costs (as defined in Section 8.1 below). In establishing Page One's liabilities as of the Closing Date, all Taxes, rents and other lease charges, power and utility charges, license or other fees, wages, salaries, and commissions, all contractual obligations, prepaid items and expenses, and similar items shall be accrued as of 12:01 a.m. on the Closing Date and reflected as liabilities in the financial records of Page One as of the Closing

Date. If there shall be any dispute in regard to any amount accrued under this Section 1.5 (or if such a dispute shall arise after the Closing Date), the same shall be determined by a nationally recognized accounting firm selected by the Purchaser in its sole and absolute discretion and such determination shall be binding and conclusive on the parties. The charges of such firm shall be shared equally by the Purchaser and Sellers. If Page One has cash on hand and deposit at the Closing in excess of its accrued liabilities at that time, such cash shall be considered "Excess Cash", and if Page One's accrued liabilities exceed its cash on hand and deposit at the Closing, such deficiency shall be considered the "Cash Deficiency", and the Purchase Price shall be adjusted for such Excess Cash or Cash Deficiency as provided in Section 1.2 above.

     1.6     POST CLOSING ADJUSTMENTS.    The Sellers shall make a good
faith effort to accrue all liabilities and prepaid items as of 12:01 a.m. on the Closing Date as required by Section 1.5 above and the cash payable at Closing shall be based on information and certificates provided at the Closing. The Sellers and the Purchaser shall, no later than thirty (30) days after the Closing Date, agree on the final amounts of such accrued liabilities and prepaid items. Upon such final determination, either (i) the Sellers shall reimburse the Purchaser that portion of the Purchase Price paid in cash at the Closing that exceeds the amount due from the Purchaser pursuant to Section 1.1 above or
(ii) the Purchaser shall pay to the Sellers an amount equal to any deficiency in the Purchase Price paid in cash at the Closing. Any post closing adjustment payable under this Section 1.6 shall be payable by the personal check of the payor. In the event the parties are unable to agree on the post closing adjustment, the procedure for resolving disputes stated in Section 1.5 above shall be followed.

                                    ARTICLE 2

           REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND PRONET

     The Purchaser hereby represents and warrants to Page One and the Sellers as follows (with the understanding that Page One and the Sellers are relying materially on each such representation and warranty in entering into and performing this Agreement):

     2.1 DUE ORGANIZATION. The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and corporate authority to own or lease its properties and to carry on its business as, and in the places where, such properties are owned or leased and such business is conducted.

     2.2 DUE AUTHORIZATION. The Purchaser and ProNet have full corporate power and corporate authority to enter into and perform its obligations under this Agreement and each agreement, document, and instrument required to be executed by the Purchaser and ProNet in accordance herewith. This Agreement and the other agreements, documents, and instruments required to be executed and delivered by the Purchaser and ProNet in accordance herewith have been, or by the Closing shall have been, duly and validly executed and delivered by the Purchaser and ProNet and shall constitute, or by the Closing shall constitute, valid and binding obligations of the Purchaser and ProNet enforceable in accordance with their respective terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, or other laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses
(including commercial reasonableness, good faith, and fair dealing) and to the discretion of the court before which any proceeding therefor may be brought.

     2.3  CONFLICTS.   Except as set forth on Schedule 2.3, neither the
execution, delivery, nor performance of this Agreement, the ProNet Guaranties (as defined in Section 6.2 (_) of this Agreement, or any other agreement, document, or instrument to be executed by either of the Purchaser or ProNet in connection herewith shall (a) violate in any material respect any federal, state, county, or local law, rule, or regulation applicable to either of the Purchaser or ProNet, as the case may be, or their properties, (b) violate or conflict with any provision of the certificate of incorporation or by-laws of such entity, (c) violate or conflict with, or permit the cancellation of, any agreement to which such entity is a party, or by which it or any of its properties are bound, or result in the creation of any lien, security interest, charge, or encumbrance upon any of such properties, or (d) result in the acceleration of the maturity of any indebtedness of, or indebtedness secured by any property or other assets of, such entity.

     2.4  CONSENTS.     Set forth on Schedule 2.4 attached is a complete list of
all action, consents, or approvals of, or filings with, any governmental authorities or third parties required in connection with the execution, delivery, or performance of this Agreement or any agreement, document, or other instrument to be executed in connection herewith by either of the Purchaser or ProNet.

     2.5. BROKERS AND FINDERS.     Neither the Purchaser nor ProNet has incurred
any liability to any finder, broker, or sales agent in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

     2.6  REGULATORY CERTIFICATES.     The Purchaser is qualified under the
Communications Act of 1934, as amended, and the rules and regulations promulgated thereunder, to become the licensee of the FCC licenses, authorizations and permits listed on Schedule 2.6. The Purchaser knows of no reason, fact, allegation, or claim pertaining to the Purchaser or ProNet which could reasonably be expected to materially delay or cause any material delay in the processing of the application for FCC consent to the transactions contemplated hereunder.

     2.7  COMMON STOCK.     The Common Stock, if any, to be issued by ProNet to
the Sellers in payment of the Deferred Amount, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid, and non-assessable and registered by ProNet for offer and resale by the Sellers pursuant to the provisions of the Registration Rights Agreement (attached as Exhibit "B"). Assuming the accuracy of the representations and warranties of the Seller made in Section 3.29 through 3.33 of this Agreement, the offer, issuance, sale and delivery after sale of the Common Stock, if any, delivered pursuant to this Agreement will be exempt from registration under Section 5 of the Securities Act pursuant to Section 4(2) thereof and will be exempt from registration under the Georgia Securities Act of 1973, as amended, pursuant to Section 9(13) thereof.

     2.8 PURCHASER INFORMATION. The Purchaser and ProNet have delivered to the Sellers true and correct copies of ProNet's most recent Proxy Statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q and reports on Form 8-K filed in the three months immediately preceding the date of this Agreement (the "ProNet Filings").


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                           OF PAGE ONE AND THE SELLERS

     Page One and the Sellers hereby jointly and severally represent and warrant to the Purchaser as follows (with the understanding that the Purchaser is relying materially on each such representation and warranty in entering into and performing this Agreement):

     3.1 DUE ORGANIZATION; OWNERSHIP. Page One is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia and has full corporate power and corporate authority to own or lease its properties and to carry on its businesses as, and in the places where, such properties are owned or leased and such businesses are conducted. Page One is qualified to do business and is in good standing in the states set forth on
Schedule 3.1 attached hereto, which states represent every jurisdiction where such qualification is required; provided, however, there are no other states where Page One's failure to qualify will have a Material Adverse Effect on the operation of the System. No other jurisdiction has asserted a claim that Page One is required to qualify to do business as a foreign corporation in such jurisdiction. All of the equity securities of Page One are owned of record and beneficially as set forth on Schedule 3.1 attached hereto.

     3.2 CAPITAL STOCK. The authorized capital stock of Page One consists solely of 1,000 shares of Page One Common Stock, of $100.00 par value of which 153 shares are issued and outstanding. All of the Shares are duly authorized and validly issued, fully paid, and nonassessable. None of the Shares was issued in violation of any preemptive or preferential right. There are no other equity securities of Page One outstanding. There are outstanding no securities or indebtedness convertible into, exchangeable for, or carrying the right to acquire, Page One Common Stock or other equity securities of Page One, or subscriptions, warrants, options, rights, or other arrangements or commitments obligating Page One to issue or dispose of any Page One Common Stock or other equity securities or any ownership therein.

     3.3 TITLE TO SHARES. Cobb is the true and lawful owner, of record and beneficially, of 75 of the Shares and Wells is the true and lawful owner, of record and beneficially, of 75 of the Shares. The Shares are, and on the Closing Date will be, owned by the Sellers free and clear of all liens, security interests, pledges, assessments, charges, adverse claims, leases, licenses, restrictions, or other encumbrances (collectively, "Liens"). Other than the rights and obligations arising under this Agreement, none of the Shares is subject to any rights of any other person to acquire the same. None of the Shares is subject to any Liens or restrictions on transfer thereof, except for restrictions imposed by applicable federal and state securities laws.

     3.4 DUE AUTHORIZATION. Page One has full corporate power and corporate authority to enter into and perform its obligations under this Agreement and each agreement, document, and instrument required to be executed by Page One in accordance herewith. The execution, delivery, and performance of this Agreement and any agreements, documents, and instruments required to be executed by Page One have been duly authorized by the Board of Directors of Page One and the Sellers. This Agreement and the agreements, documents, and instruments required to be executed and delivered by either of the Sellers or Page One in accordance herewith have been duly and validly executed and delivered by the Sellers and/or Page One as provided therein and constitute valid and binding obligations of the Sellers and/or Page One as provided therein enforceable in accordance with their respective terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, or other laws, now or hereafter in effect, affecting creditors' rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses (including commercial reasonableness, good faith, and fair dealing) and to the discretion of the court before which any proceeding therefor may be brought.

     3.5 CONFLICTS. Except as set forth on Schedule 3.5, neither the execution, delivery, nor performance of this Agreement or any other agreement, document, or instrument to be executed by Page One and/or the Sellers in connection herewith shall (a) violate in any material respect any Federal, state, county, or local law, rule, or regulation applicable to Page One or the Sellers, or its or their properties, (b) violate or conflict with, or permit the cancellation of, any agreement to which Page One or the Sellers is a party, or by which it, he, or she or any of its, his, or her properties are bound, or result in the creation of any lien, security interest, charge, or encumbrance upon any of such properties, (c) result in the acceleration of the maturity of any indebtedness of, or indebtedness secured by any property or other assets of, Page One or the Sellers, or (d) violate or conflict with any provision of the articles of incorporation or by-laws of Page One.

     3.6 CONSENTS. Set forth on Schedule 3.6 attached hereto is a complete list of all actions, consents, or approvals of, or filings with, any governmental authorities or third parties required in connection with the execution, delivery, or performance of this Agreement or any agreement, document, or other instrument to be executed in connection herewith by any of the Sellers or Page One.

     3.7  FINANCIAL STATEMENTS.   Page One has delivered to the Purchaser (a) a
complete and correct copy of the audited financial statements of Page One as of December 31, 1994, (the "1994 Financial Statements"), (b) a complete and correct copy of the statement of financial condition of Page One as of July 31, 1995, and the related statements of operations and retained earnings for the period then ended (the Interim Financial Statements together with the 1994 Financial Statements, the "Financial Statements"), and (c) a complete and correct list of the transferred assets together with the book value of each such Transferred Asset as of July 31, 1995, which list is set forth on Schedule 3.7(a) attached hereto (the "July Asset List"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except, with respect to the Interim Financial

Statements, for the absence of footnotes, and subject to normal year-end adjustments and accruals required to be made in the ordinary course of business consistent with past practices) and fairly present the financial position, results of operations, and changes in financial position of Page One as of the indicated dates and for the indicated periods. The July Asset List has been prepared in accordance with and is otherwise consistent with the books and records of Page One, presents fairly and accurately the book value of each of the transferred assets, and has been prepared in accordance with generally accepted accounting principles as used in the preparation of the Financial Statements. Since December 31, 1994, there has been no material adverse change in the financial position, assets, results of operations, business, or prospects of the System. To the best knowledge of Page One and the Sellers, there are no pending or proposed statutes, rules, or regulations, nor any current or pending developments or circumstances, which would have a Material Adverse Effect as defined in Section 3.9 below on the business, properties, assets, or prospects of the System.

     3.8  CONDUCT OF BUSINESS; CERTAIN ACTIONS.  Except as set forth on Schedule
3.8 attached hereto, since December 31, 1994, Page One has conducted its business and operations in the ordinary course and consistent with its past practices and has not (a) increased the compensation of any of the directors, officers, or key employees of the System other than the Sellers or, except for wage and salary increases made in the ordinary course of business and consistent with the past practices of Page One, increased the compensation of any other employees of the System, (b) made any capital expenditures exceeding $5,000 individually or $15,000 in the aggregate, (c) sold any asset (or any group of related assets) used in the operation of the System in any transaction (or series of related transactions) in which the purchase price for such asset (or group of related assets) exceeded $3,000, (other than sales of inventory in ordinary course) (d) discharged or satisfied any lien or encumbrance or paid any obligation or liability, absolute or contingent, other than current liabilities incurred and paid in the ordinary course of business, (e) made or guaranteed any loans or advances to any party whatsoever, (f) suffered or permitted any lien, security interest, claim, charge, or other encumbrance to arise or be granted or created against or upon any of Page One's assets, that will not be satisfied at or before Closing, (g) cancelled, waived, or released any debts, rights, or claims of the System against third parties, (h) made any change in the method of accounting of Page One, (i) made any investment or commitment therefor in any person, business, corporation, limited liability company, association, partnership, joint venture, trust, or other entity that would impair the System's cash flow or performance, (j) made, entered into, amended, or terminated any written employment contract or created, made, amended, or terminated any bonus, stock option, pension, retirement, profit sharing, or other employee benefit plan or arrangement, or withdrawn from any "multi-employer plan" (as defined in Section 414(f) of the Internal Revenue Code of 1986, as amended (the "Code")) so as to create any liability under Article IV of ERISA (as hereinafter defined) to any entity, (k) amended, renewed, or experienced a termination of any contract, agreement, lease, franchise, or license related to the conduct of the System to which Page One is a party, except in the ordinary course of business or as expressly permitted in this Agreement, (l) entered into any other material transactions relating to the System except in the ordinary course of business, (m) entered into any contract, commitment, agreement, or understanding to do any acts described in the foregoing clauses (a)-(l) of this Section 3.8, (o) suffered any material damage, destruction, or loss (whether or not covered by insurance) to any of Page One's assets, (p) experienced any strike, slowdown, or demand for recognition by a labor organization by or with respect to any of the employees of the System, or (q) experienced or effected any shutdown, slow-down, or cessation of any operations conducted by, or constituting part of, the System.

     3.9  PROPERTIES.

     A. Real Property. Schedule 3.9 Page One does not own any interest in any real property.

     B. Personal Property. Except for inventory and supplies disposed of or consumed in the ordinary course of business, consistent with past practice, Page One owns all of its inventory, equipment, and other personal property (both tangible and intangible) reflected on the latest balance sheet included in the Financial Statements, and any notes and schedules thereto, and those assets shall be free and clear of any Liens, except for statutory liens for current Taxes not yet due and payable at the Closing.

     C.   LEASEHOLDS.    Schedule 3.9 hereto lists all leases of real property,
all leases of vehicles and rolling stock and all other leases of personal property with annual lease payments over $5,000, to which Page One is a party or to which any of the assets of Page One is subject. Page One holds the leasehold estates created by all such leases free and clear of any Liens, except for (i) statutory liens for current Taxes not yet due and payable, (ii) in the case of leases of real property, agreements with, and/or conditions imposed on the issuance of land use permits, zoning, business licenses, use permits or other entitlements of various types issued by city, county, state, and federal governmental bodies or agencies, necessary or beneficial to the continued use and occupancy of Page One's leasehold estates, or the continuation of the operation of the System, (iii) mechanics', carriers', workers', repairers', and other similar liens imposed by law arising or incurred in the ordinary course of business for obligations not yet due, and (iv) in the case of lease of vehicles, rolling stock, and other personal property, encumbrances, which do not, individually or in the aggregate, materially impair the operation of the System at the facility at which such leased equipment or other personal property is located.


     D. The Seller does not own or lease any assets or property used in connection with or necessary for the operation of the System other than as set forth on Schedule 3.9 attached hereto. Except as set forth in Schedule 3.9 attached hereto, Page One has good and marketable title to all of its assets. Except as set forth on Schedule 3.9 attached hereto, the assets of Page One are free and clear of all liens (including any liens for Taxes (as defined in
Section 3.18 hereof), security interests, claims, rights of another, and encumbrances. Except as set forth in Schedule 3.9 attached hereto, the tangible assets of Page One are in good operating condition and repair, normal wear and tear excepted, and are free from material defects. It is understood that the burden of proof will be on the Purchaser to prove that any of Page One's assets
were not in good operating condition prior to the Closing.   The operation of
the System in the manner in which it is now and has been operated does not violate any zoning ordinances, municipal regulations, or other rules, regulations, or laws in a manner that will result in a Material Adverse Effect. The term "Material Adverse Effect" shall mean (a) the revocation or suspension of any license, authorization, or permit necessary to the operation of the System, or (b) the imposition of any fine, penalty, fee, assessment, or the incurrence of other cost that, individually, or in the aggregate, equals or exceeds $5,000. No covenants, easements, rights-of-way, or regulations of record impair the uses of the assets of Page One for the purposes for which they are now operated. There are no other parties in possession of any portion of the assets owned by Page One. To the knowledge of Page One and Sellers, there are no pending or threatened condemnation or similar proceedings or assessments affecting the assets of Page One.

     3.10 PAGERS. Schedule 3.10 includes a true and complete list of the number and type of pagers in service in the System as of October 31, 1995. All of such pagers in service are operating pursuant to valid and binding rental and/or service agreements with Page One or agents or resellers Ones, no single subscriber or related group of subscribers accounts for more than five percent of the paging revenues attributable to the System, and Page One does not know and the Page One has received no written notice, of any current subscribers who intend to discontinue the use of such service for any reason including, but not limited to, the consummation of the transactions contemplated herein. As used herein, "rental" means, with respect to any pager, provision of communications common carriage and the rental or lease of subscriber equipment to the customer by Page One or its agents or resellers to permit the customer to utilize such service. The rates charged to subscribers for each class of service and copies of all applicable tariffs filed with governmental agencies regulating the rates to be charged to subscribers of the System are all contained in Schedule 3.10.

     3.11 LICENSES AND PERMITS. Set forth on Schedule 3.11 attached hereto is a list of all federal, state, county, and local governmental licenses, authorizations, certificates, permits, and orders held or applied for by Page One in connection with or related to the operation of the System (collectively, the "Licenses"). Except as set forth on Schedule 3.11, Page One has complied and is in compliance with the terms and conditions of all Licenses, and no violation of any such Licenses or the laws or rules governing the issuance or continued validity thereof, has occurred that could reasonably be expected to have a Material Adverse Effect on the operation of the System. Other than the consents required to be obtained in connection with this Agreement (which consents are set forth on Schedule 3.6 hereto). To the knowledge of Page One and Sellers, no additional license, authorization, certificate, permit, or order is required from any Federal, state, county, or local governmental agency or body thereof in connection with the operation of the System by Page One or the Purchaser or the ownership by Page One of its assets. No claim has been communicated by any governmental authority to Page One or Sellers to the effect that any license, authorization, certificate, permit, or order in addition to those listed on Schedule 3.11 is necessary in respect of the operation of the System.

     3.12 INTELLECTUAL RIGHTS. Attached hereto as Schedule 3.12 is a list and description of all patents, trademarks, servicemarks, tradenames, and copyrights and applications therefor related to the System and owned by or registered in the name of Page One or in which Page One has any right, license, or interest. Page One is not a party to any license agreements whether written or oral, either as licensor or licensee, with respect to any patents, trademarks, servicemarks, tradenames, or copyrights or applications therefor. To the best of Page One's and the Sellers' knowledge, Page One has good and marketable title to or the right to use such patents, trademarks, service marks, tradenames, and copyrights and all inventions, processes, designs, formulae and trade secrets, necessary for the conduct of its business, without the payment of any royalty or similar payment. To the best of Page One's and the Sellers' knowledge, Page One is not infringing any patent, trademark, servicemark, tradename, or copyright of others, and neither Page One nor the Sellers is aware of any infringement by others of any such rights owned by Page One.

     3.13 COMPLIANCE WITH LAWS.   Page One has complied in all material
respects, and is in compliance in all material respects, with all federal, state, county, and local laws, regulations, and orders that are applicable to Page One's business the violation of which could reasonably be expected to have a Material Adverse Effect on the operation of the System, including, but not limited to, the rules and regulations of the Federal Communications Commission (the "FCC") and the Federal Aviation Administration (the "FAA") and the states and municipalities in which the System is located, and has filed with the proper authorities all statements and reports required to the knowledge of Page One and the Sellers by the laws, regulations, and orders to which the Page One or its properties or operations are subject. Page One and the Sellers represent and warrant that they have complied in all material respects and, prior to the Closing, will comply in all material respects with, all rules, regulations, policies, precedents, and orders of the FCC and the FAA with respect to marking, lighting, notification, and approval of each and every tower used in Page One's business to the extent that such failure to comply might reasonably be anticipated to have a Material Adverse Effect on the operation of the System.
To the knowledge of Page One and the Sellers, none of the owners of any of the towers on which Page One leases tower space have failed to comply in any material respect with any of the aforesaid rules, regulations, policies, precedents, and orders of the FCC or the FAA applicable to such owner in its capacity as a tower owner. No claim has been communicated by any governmental authority (and, to the best knowledge of Page One and the Sellers, no such claim is anticipated) to the effect that the business conducted by the Seller fails to comply, in any material respect, with any law, rule, regulation, or ordinance. Without limiting the foregoing, Page One has complied with all judicial and governmental requirements relating to pollution and environmental control and regulation and employee health and safety including, but not limited to, laws, rules, regulations, ordinances, and orders related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, handling, presence, emission, discharge, release, or threatened release into or on the air, land, surface, water, groundwater, personal property, or structures, wherever located, of any contaminants, hazardous materials, hazardous or toxic substances, or wastes as defined under any federal, state, or local laws, regulations, or ordinances to the extent that such failure to comply might reasonably be anticipated to have a Material Adverse Effect on the operation of the System.

     3.14 INSURANCE. Attached hereto as Schedule 3.14 is a list of all policies of fire, liability, business interruption, and other forms of insurance and all fidelity bonds held by or applicable to Page One at any time within the past two years, which schedule sets forth in respect of each such policy the policy name, policy number, carrier, term, type of coverage, deductible amount or self-insured retention amount, limits of coverage, and annual premium. No event relating to Page One has occurred which is likely to result in any prospective upward adjustment in such premiums. Excluding insurance policies which have expired and been replaced, no insurance policy of Page One has been cancelled within the last three years, and to Page One's and Sellers' knowledge, no threat has been made to cancel any insurance policy of Page One within such period.

     3.15 ERISA PLANS. Page One has no employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), except as set forth on Schedule 3.15 attached hereto.

     3.16 CONTRACTS AND AGREEMENTS. The contracts and agreements listed and described in Schedule 3.16 attached hereto constitute all of the written or oral contracts, commitments, leases, and other agreements (including, without limitation, promissory notes, loan agreements, and other evidences of indebtedness but excluding rental agreements and agreements with resellers Ones) to which Page One is a party or by which Page One or its properties are bound with respect to which the obligations of or the benefits to be received by the Page One could reasonably be expected to have a value in excess of $5,000 in any consecutive 12 month period (each a "Material Agreement"). Page One has also furnished to the Purchaser the Page One's standard form rental agreement and agreement with resellers used in the ordinary course of the Page One's business. Page One is not a lessor under any rental agreement or reseller agreement that varies from such standard form agreement in any material respect. Page One and the Sellers have afforded to the Purchaser and the Purchaser's officers, attorneys, and other representatives the opportunity to review complete and correct copies of all of the Material Agreements. Page One is not and, to the best knowledge of Page One and the Sellers, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default) under any Material Agreements, and Page One has not waived any material right under any Material Agreements. Neither Page One nor the Sellers has received any notice of default or termination under any Material Agreements and, except for the assignment of the Assumed Contracts to the Purchaser pursuant to this Agreement, Page One has not assigned or otherwise transferred any rights under any Material Agreements.
None of the Material Agreements are leases in connection with which an election was made under Section 168(g)(7) of the Code.

     3.17 CLAIMS AND PROCEEDINGS. Attached hereto as Schedule 3.17 is a list and description of all material claims, actions, suits, proceedings, and investigations pending or, to the best knowledge of Page One and the Sellers, threatened against or affecting Page One or any of its properties or assets, at law or in equity, or before or by any court, municipal or other governmental department, commission, board, agency, or instrumentality. Except as set forth on Schedule 3.17 attached hereto, none of such claims, actions, suits, proceedings, or investigations will result in any liability or loss to Page One which (individually or in the aggregate) is material to Page One, and Page One has not been, and Page One is not now, subject to any order, judgment, decree, stipulation, or consent of any court, governmental body, or agency. No inquiry, action, or proceeding has been asserted, instituted, or, to the best knowledge of Page One and the Sellers, threatened to restrain or prohibit the carrying out of the transactions contemplated by this Agreement or to challenge the validity of such transactions or any part thereof or seeking damages on account thereof. To the best knowledge of Page One and the Sellers, there is no basis for any such claim or action or any other claims or actions which would, or could reasonably be expected to (individually or in the aggregate), have a Material Adverse Effect on the business, operations, or financial condition or prospects of the System or result in a material liability of Page One.

     3.18 TAXES. All Federal, foreign, state, county, and local income, gross receipts, excise, property, ad valorem, transfer, franchise, capital stock, business and occupation, license, sales, use, value-added, transfer, profits, gains, mortgage recording, disability, employment, payroll, withholding, custom, estimated, and other taxes, fees and assessments imposed by any governmental entity, agency, or instrumentality (individually, a "Tax" and collectively, "Taxes") returns, reports, statements, invoices, and declarations of estimated tax (collectively, "Returns") which were required to be filed by Page One on or before the date hereof have been filed within the time and in the manner provided by law, and all such Returns are true, correct, and complete and accurately reflect the liabilities for Tax of the Page One. All Taxes, penalties, interest, and other additions to Taxes which have become due pursuant to such Returns have been adequately accrued in the Financial Statements of Page One and, to the extent the due date for payment of such Taxes has occurred prior to the Closing date hereof, have been timely paid by Page One. All annual or other FCC regulatory fees arising from the operations of Page One have been paid. Page One has not executed any presently effective waiver or extension of any statute of limitations against assessments and collections of Taxes, interest, penalties, or additions to Taxes or any extension of time to file any Return. There are no pending or threatened claims, assessments, notices, proposals to assess, deficiencies, or audits (collectively, "Seller Tax Actions") with respect to any Taxes, penalties, interest, or additions to Taxes owed or allegedly owed by the Page One. To the best knowledge of Page One and the Sellers, there is no basis for any Page One Tax Actions. No liens have been asserted for Taxes, penalties, interest, or additions to Taxes on any of the assets of Page One. Proper and accurate amounts of any and all payroll and employment Taxes that are required to be withheld have been withheld and remitted by Page One from and in respect of its directors, officers, shareholders, and employees for all periods in full and complete compliance with the tax withholding provisions of all applicable laws and regulations.

     3.19 PERSONNEL. Attached hereto as Schedule 3.19 is a list of the names and annual rates of compensation of the employees of the System whose annual rates of compensation during the fiscal year ending December 31, 1994 (including base salary, bonuses, commissions, and incentive pay), exceeded or are expected to exceed $20,000. Schedule 3.19 attached hereto also summarizes the bonus, profit sharing, percentage compensation, company automobile, club membership, and other like benefits, if any, paid or payable to such employees during such fiscal year and to the date hereof. Schedule 3.19 attached hereto also contains a brief description of all material terms of all employment agreements and confidentiality agreements to which Page One is a party and all severance benefits which any director, officer, or employee of Page One is or may be entitled to receive. Page One has delivered to the Purchaser accurate and complete copies of all such employment agreements, confidentiality agreements, and all other agreements, plans, and other instruments relating to the System to which Page One is a party and under which any of its employees are entitled to receive benefits of any nature. The employee relations of the Page One are good and there is no pending or, to the best knowledge of Page One and the Sellers, threatened labor dispute or union organization campaign involving Page One.
None of the employees of Page One is represented by any labor union or organization. Page One is in material compliance with all federal and state laws respecting employment and employment practices, terms and conditions of employment, and wages and hours and is not to the knowledge of Page One or Sellers engaged in any unfair labor practices. There is no unfair labor practice claim against Page One before the National Labor Relations Board or any strike, labor dispute, work slowdown, or work stoppage pending or, to the best knowledge of Page One and the Sellers, threatened against or involving Page One.

     3.20 BUSINESS RELATIONS. Neither Page One nor the Sellers knows or has any reason to believe that any customer or supplier of the System will cease or otherwise refuse to do business with the Purchaser after the Closing in substantially the same manner as such business was previously conducted with Page One. Page One has not received any notice of any disruption (including delayed deliveries or allocations by suppliers) in the availability of the materials or products used by Page One in the operation of the System nor is Page One or the Sellers aware of any facts which could lead any of them reasonably to believe that the operation of the System will be subject to any such material disruption.

     3.21 BROKERS.   Neither Page One nor the Sellers has caused any liability
to be incurred to any finder, broker, or sales agent in connection with the execution, delivery, or performance of this Agreement or the transactions contemplated hereby.

     3.22 WARRANTIES. Attached hereto as Schedule 3.22 is a list and brief description of all warranties and guarantees made by Page One to third parties with respect to any products sold or leased or services rendered by Page One in connection with the operation of the System. Except as set forth on
Schedule 3.22 attached hereto, no claims for any material breach of product or service warranties to customers have been made against Page One since January 1, 1992. To the best knowledge of Page One and the Sellers, no state of facts exists, or event has occurred, which may form the basis of any material claim against Page One for liability on account of any express or implied warranty to any third party related to the operation of the System.

     3.23 ACCOUNTS RECEIVABLE. Except as set forth on Schedule 3.23 attached hereto, all of the accounts, notes, and loans receivable that have been recorded on the books of Page One are bona fide and represent amounts validly due and all such accounts receivable (net of reserves set forth on Page One's balance sheet as of July 31, 1995) will be collected in full within 60 days after the Closing Date. All of such accounts, notes, and loans receivable will be free and clear of any security interests, liens, encumbrances, or other charges as of the Closing; none of such accounts, notes, or loans receivable are subject to any offsets or claims of offset; and none of the obligors of such accounts, notes, or loans receivable have given notice that they will or may refuse to pay the full amount thereof or any portion thereof. Page One hereby guarantees the collection in full by Purchaser of any accounts receivable in respect of any customers that opened new accounts with Page One within the 30 days prior to the Closing Date. Any amounts not collected by the Purchaser in respect of any such accounts receivable shall be Indemnified Costs and, as such, shall be subject to offset by the Purchaser pursuant to Section 8.11 hereof.

     3.24 CUSTOMERS AND SUPPLIERS. Schedule 3.24 attached hereto contains a true, correct, and complete list of (a) the ten largest customers (measured in dollar volume of revenue) of the

System during the year ended December 31, 1994, and the quarter ended June 30, 1995, (b) the ten largest suppliers (measured in dollar volume of purchases) of the System during the year ended December 31, 1994, and the quarter ended June 30, 1995, and (c) with respect to each such customer and supplier, the name and address thereof, dollar volume involved, and nature of the relationship (including the principal categories of products bought, sold, and leased).

     3.25 INTEREST IN COMPETITORS, SUPPLIERS, AND CUSTOMERS. Except as set forth in Schedule 3.25, none of Page One, the Sellers, nor any officer or director of Page One, or affiliate of any of the foregoing, has any ownership interest in any competitor, supplier, or customer of the System or any property used in the operation of the System.

     3.26 INVENTORY. Except as set forth on Schedule 3.26 attached hereto, the inventories shown on the Financial Statements and the July Asset List consist of (and the inventories of Page One at the Closing will consist of) items of a quality and quantity usable and readily salable in the ordinary course of business by Page One.

     3.27 COMMISSION SALES CONTRACTS. Except as disclosed in Schedule 3.27 attached hereto, Page One does not employ or have any relationship with any individual, corporation, partnership, or other entity whose compensation from Page One arising from the operation of the System is in whole or in part determined on a commission basis.

     3.28 REGULATORY CERTIFICATES. Neither Page One nor the Sellers is aware of any information concerning Page One or its operations that could reasonably be expected to cause the FCC or any other regulatory authority not to issue to the Purchaser all regulatory certificates and approvals necessary for the consummation of the transactions contemplated hereunder and for the continued operation of the System and ownership of its assets after the Closing Date by Page One as provided in this Agreement.

     3.29 INVESTMENT. The Sellers are acquiring the Common Stock, if any, from the Purchaser pursuant hereto for their own accounts for investment and not with a view to, or for sale in connection with, any distribution thereof (including, without limitation, any sale, transfer, distribution, or other conveyance to the Sellers), nor with any present intention of distributing or selling the same; except pursuant to the "shelf" registration statement as set forth in the Registration Rights Agreement, and, other than pursuant to the provisions of the Registration Rights Agreement attached as Exhibit B hereto, the Sellers have no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness, or commitment providing for the disposition thereof.

     3.30 ACCREDITED INVESTOR STATUS. The Sellers are Accredited Investors, as such term is defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

     3.31 INVESTMENT RISK. The Sellers acknowledge and agree that the acquisition by them of Common Stock, if any, from the Purchaser pursuant to this Agreement carries a certain degree of risk and they have taken full cognizance of and understand that there are substantial risks related to the acquisition of Common Stock.

     3.32 LEGENDS. The Sellers understand, acknowledge, and agree that a legend will be placed on all certificates evidencing the Common Stock in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE STATE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO PRONET INC., A DELAWARE CORPORATION (THE "COMPANY"), OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER AND/OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY THAT ANY SUCH TRANSFER WILL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES LAWS, AND/OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

     3.33 PURCHASER INFORMATION. The Sellers have received from the Purchaser true and correct copies of the ProNet Filings. The Sellers have carefully read or reviewed and is familiar with the ProNet Filings. The Sellers and the Sellers' representatives all have had an opportunity to ask questions of persons acting on behalf of the Purchaser and ProNet regarding ProNet and the Common Stock, and answers have been provided to all such questions to the Sellers' satisfaction.

     3.34 INFORMATION FURNISHED. Page One and the Sellers have made available to the Purchaser and its officers, attorneys, accountants, lenders, and representatives true and correct copies of all agreements, documents, and other items listed on the schedules to this Agreement and all books and records of Page One, and neither this Agreement, the schedules hereto, nor any information, agreements, or documents delivered to or made available to the Purchaser or its officers, attorneys, accountants, lenders, and representatives pursuant to this Agreement or otherwise contain any untrue statement of a material fact or omit any material fact necessary to make the statements herein or therein, as the case may be, not misleading.

                                    ARTICLE 4

                      COVENANTS OF PAGE ONE AND THE SELLERS

     4.1 INSPECTION. From the date hereof to the Closing, Page One and the Sellers shall provide the Purchaser and the Purchaser's officers, attorneys, accountants, representatives, and lenders free, full, and complete access during business hours to all books, records, tax returns, files, correspondence, personnel, facilities, and properties of Page One; provide the Purchaser and its officers, attorneys, accountants, representatives, and lenders all information and material pertaining to the business and affairs of Page One as the Purchaser may reasonably deem necessary or appropriate; and use reasonable efforts to afford the Purchaser and its officers, attorneys, accountants, and representatives the opportunity to meet with the customers and suppliers of Page One to discuss the business, condition (financial or otherwise), operations, and prospects of Page One. Any investigation by the Purchaser or its officers, attorneys, accountants, representatives, or lenders shall not in any manner affect the representations and warranties of Page One and the Sellers contained herein.

     4.2 COMPLIANCE. From the date hereof to the Closing, neither Page One nor the Sellers shall take or fail to take any action which action or failure to take such action shall cause the representations and warranties made by Page One or the Sellers herein to be untrue or incorrect as of the Closing.

     4.3 SATISFACTION OF ALL CONDITIONS PRECEDENT. From the date hereof to the Closing, Page One and the Sellers shall use all commercially reasonable efforts to cause all conditions precedent to the obligations of the Purchaser hereunder to be satisfied by the Closing.

     4.4 NO SOLICITATION. From the date hereof until 11:59 p.m., C.D.T. on June 30, 1996, Page One and the Sellers shall not, and shall use their best efforts to cause the officers, directors, employees, and agents of Page One not to, (a) solicit, initiate or encourage the submission of proposals or offers from any person or entity for, or enter into any agreement or arrangement relating to, any acquisition or purchase of any or all of the Shares, or any other securities of Page One, or any merger, consolidation, or business combination with Page One or (b) participate in any negotiations regarding, or, except as required by legal process, furnish to any other person or entity any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate, or encourage, any effort or attempt by any other person or entity to do or seek any of the foregoing. In addition, until 11:59 C.D.T. p.m. on June 30, 1996, Page One and the Sellers agree that neither Page One nor the Sellers will enter into any agreement or consummate any transaction that would interfere with the consummation of the transactions contemplated by this Agreement. Page One and the Sellers shall promptly notify the Purchaser if any such proposal or offer described in this Section 4.4, or any inquiry or contact with any person or entity with respect thereto, is made. The notification under this Section 4.4 shall include the identity of the person or entity making such acquisition, offer or other proposal, the terms thereof, and any other information with respect thereto as the Purchaser may reasonably request.

     4.5 NOTICE OF DEVELOPMENTS. From the date hereof to the Closing, Page One and the Sellers shall, immediately upon Page One or the Sellers becoming aware thereof, notify the Purchaser of any material problems or developments with respect to the business, operations, assets, or prospects of Page One.

     4.6 NOTICE OF BREACH. From the date hereof to the Closing, Page One and the Sellers shall, immediately upon the Page One or the Sellers becoming aware thereof, give written notice in such detail as Purchaser shall reasonably request to the Purchaser of the occurrence of, or the impending or threatened occurrence of, any event that would cause or constitute a breach, or would have caused or constituted a breach had such event occurred or been known to Page One or the Sellers prior to the date of this Agreement, of any of their respective covenants, agreements, representations, or warranties contained or referred to herein or in any document delivered in accordance with the terms hereof.

     4.7 NOTICE OF LITIGATION. From the date hereof to the Closing, Page One and the Sellers shall, promptly upon Page One or the Sellers becoming aware thereof, notify the Purchaser of (a) any suit, action, or proceeding (including, without limitation, any Tax Action or proceeding involving a labor dispute or grievance or union recognition) to which Page One becomes a party or which is threatened against Page One, (b) any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of this Agreement or the transactions contemplated hereby, or (c) any notice from any tribunal of its intention to institute an investigation into, or to institute a suit or proceeding to restrain or enjoin the consummation of, this Agreement or the transactions contemplated hereby or to nullify or render ineffective this Agreement or such transactions if consummated.

     4.8 CONTINUATION OF INSURANCE COVERAGE. From the date hereof to the Closing, Page One shall use commercially reasonable efforts to keep (and the Sellers shall use commercially reasonable efforts to cause Page One to keep) in full force and effect insurance coverage for Page One and its assets and operations comparable in amount and scope to the coverage now maintained covering Page One and its assets and operations.

     4.9 MAINTENANCE OF CREDIT TERMS. From the date hereof to the Closing, Page One shall continue (and the Sellers shall cause Page One to continue) to effect sales and leases of its products only on the terms that have historically been offered by Page One or on such other terms which are no less favorable to Page One.

     4.10 UPDATING INFORMATION. As of the Closing, Page One and the Sellers shall update all information set forth in the schedules to this Agreement.

     4.11 INTERIM OPERATIONS OF PAGE ONE.

          (a) From the date hereof to the Closing, Page One shall conduct (and the Sellers shall cause Page One to conduct) its business only in the ordinary course consistent with past practice, and Page One shall not, unless the Purchaser gives its prior written approval which approval shall not be unreasonably withheld, delayed or conditioned,

     (i) issue or sell, or authorize for issuance or sale, additional shares of any class of capital stock, or issue, grant, or enter into any subscription, option, warrant, right, convertible security, or other agreement or commitment of any character obligating Page One to issue securities, (ii) declare, set aside, make, or pay any dividend or other distribution with respect to its capital stock, except for dividends of cash or cash equivalents in excess of accounts payable, (iii) redeem, purchase, or otherwise acquire, directly or indirectly, any of its capital stock, (iv) except in the ordinary course of business, sell, pledge, dispose of, or encumber, or agree to sell, pledge, dispose of, or encumber, any of the transferred assets, or authorize any capital expenditure in excess of $5,000, (v) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, or other business organization or division thereof, or enter into any contract, agreement, commitment, or arrangement with respect to any of the foregoing, (vi) incur any indebtedness for borrowed money, issue any debt securities, or enter into or modify any material contract, agreement, commitment, or arrangement with respect thereto, (vii) enter into, amend, or terminate any employment or consulting agreement with any director, officer, consultant, or key employee of the System, enter into, amend, or terminate any employment or consulting agreement with any other person that relates to the operation of the System otherwise than in the ordinary course of business, take any action intended to increase or decrease the number of persons employed by the System, or take any action with respect to the grant or payment of any severance or termination pay other than pursuant to policies or agreements of Page One in effect on the date hereof, (viii) enter into, extend, or renew any lease for office space used in connection with the operation of the System unless requested in writing by Purchaser to do so, or (ix) except as required by law, adopt, amend, or terminate any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, or other employee benefit plan, agreement, trust, fund, or arrangement for the benefit or welfare of any officer, employee, or sales representative of Page One, so as to create any liability under Article IV of ERISA to any entity, (x) grant any increase in compensation to any director, officer, consultant, or key employee of the System, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, conditioned, or delayed, or (xi) grant any increase in compensation to any other employee or consultant of the System except in the ordinary course of business consistent with past practice without the prior written consent of Purchaser which consent shall not be unreasonably withheld, conditioned, or delayed.

          (b) From the date hereof to the Closing, Page One shall use (and the Sellers shall cause the Page One to use) commercially reasonable efforts consistent with its past practices to preserve intact the business organization of the System, to keep available in all material respects the services of its present officers and key employees, to preserve intact Page One's banking relationships and credit facilities that are material to the operation of the System, to preserve the goodwill of those having business relationships with Page One, and to comply with all applicable laws.

     4.12 FINANCIAL STATEMENTS.   From the date hereof until the Closing, as
soon as available, and in any event within 30 days after the end of each calendar month beginning with August 1995, Page One shall furnish to the Purchaser a balance sheet, statement of income and retained earnings, and statement of changes in financial position of the System for such month prepared by Page One as an internal management control in accordance with the generally accepted accounting principles applied in the preparation of the Financial Statements (except for the absence of notes to such monthly financial statements and subject to normal year-end adjustments and accruals required to be made in the ordinary course of business that are not materially adverse and are consistent with past practices). Such monthly financial statements shall fairly present the financial position, results of operations, and changes in financial position as of the indicated dates and for the indicated periods.

     4.13 ASSIGNMENTS. From the date hereof until the Closing, Page One and the Sellers shall use commercially reasonable efforts to obtain all necessary consents all of which are described on Schedule 3.6 hereto.

     4.14 LICENSES. From the date hereof until the Closing, Page One and the Sellers shall cooperate and assist in connection with Purchaser's efforts to obtain, prior to the Closing Date, all consents and authorizations that may be required in connection with the transfer of each of the Licenses listed on to
Schedule 3.11 hereto.


                                    ARTICLE 5

                              REGULATORY APPROVALS

With the full cooperation and assistance of Page One and the Sellers as contemplated in Section 4.14 hereof, the Purchaser shall file with the FCC, the FAA, and with all state regulatory agencies, commissions, or other entities having jurisdiction over the System, applications for consent to transfer to the Purchaser of the Licenses, or any similar state authorizations, currently held by Page One. The Purchaser shall use all commercially reasonable efforts to file and prosecute such applications so as to permit the Closing to occur. Approval of the aforementioned applications by the FCC, the FAA, and by any applicable state agencies, commissions, or other entities shall be by Final Order (and such approvals shall hereinafter collectively be referred to as the "Final Order"). As used in this Agreement, any such approval shall only be a Final Order if
(a) the action of the subject governmental agency approving the application has not been reversed, stayed, enjoined, set aside, annulled, or suspended, (b) with respect to such approval, no timely request for stay, motion, or petition for reconsideration or rehearing, application, or request for review, or notice of appeal or other judicial petition for review is pending, and (c) the time for filing any such request, motion, petition, application, appeal, or notice, and for the entry of orders staying, reconsidering, or reviewing the subject governmental agency's own motion, shall have expired. Any action by a governmental authority approving the applications subject to conditions (other than conditions concerning notification of the consummation of this Agreement and other conditions that the FCC routinely attaches to grants of this type) shall not be deemed a Final

Order until such time as the Purchaser notifies Page One in writing of its willingness to accept such conditions in Purchaser's sole discretion.


                                    ARTICLE 6

                              CONDITIONS TO CLOSING

     6.1 CONDITIONS TO OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser to consummate the transactions contemplated hereby are subject to the fulfillment of each of the following conditions:

          (a) The representations and warranties of Page One and the Sellers contained in this Agreement shall be true and correct in all material respects at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing; Page One and the Sellers shall have performed and complied in all material respects with all agreements required by this Agreement to be performed or complied with by Page One and the Sellers at or prior to the Closing; and the Purchaser shall have received a certificate, dated as of the Closing Date, signed by the President of Page One and by the Sellers to the foregoing effects.

          (b) No action or proceeding shall have been instituted or threatened for the purpose or with the possible effect of enjoining or preventing the consummation of this Agreement or seeking damages on account thereof.

          (c) The Purchaser shall have received an opinion of John M. Cogburn, Jr., Esquire, counsel for Page One and the Sellers, dated as of the Closing Date, in the form attached hereto as Exhibit C.

          (d) The Purchaser shall have received an opinion of Haley, Bader & Potts, P.L.C., FCC counsel for Page One and the Sellers, dated as of the Closing Date, in the form attached hereto as Exhibit D.

          (e) Prior to the Closing, there shall not have occurred any material casualty or damage (whether or not insured) to any facility, property, asset, or equipment used in connection with the operation of the System which casualty or damage shall not have been repaired or replaced (or provision made therefor) reasonably satisfactory to Purchaser; there shall have been no material adverse change in the financial condition, business, properties, operations, or prospects of the System since July 31, 1995; and the operation of the System shall have been conducted only in the ordinary course consistent with past practices.

          (f) The FCC and all applicable state regulatory agencies, commissions, or other entities, by Final Order, shall have granted any required consent to the sale, transfer, and assignment of the Shares to the Purchaser and to the ownership of its assets and the operation of the System by Page One after the Closing Date.

          (g) As of the Closing Date, Page One shall have at least 27,328 pagers in service in the System and the Purchaser shall have received a certificate, dated as of the Closing Date, signed by the President of Page One setting forth the number and type (as provided in Schedule 3.10 of pagers in service in the System.

          (h) As of the Closing Date, Page One's inventory valued as set forth in EXHIBIT J shall include at least $200,000 of useable, current-model pagers as set forth in the July Asset List and the Purchaser shall have received a certificate, dated as of the Closing Date, signed by the President of Page One to the foregoing effect.

          (i)  All consents and approvals (i) listed on Schedule 3.6 hereto and
     (ii) otherwise required in connection with the execution, delivery, and performance of this Agreement shall have been obtained or waived and all such consents and approvals shall be in form and content reasonably satisfactory to the Purchaser.

          (j) All necessary action (corporate or otherwise) shall have been taken by Page One to authorize, approve, and adopt this Agreement and the consummation and performance of the transactions contemplated hereby, and the Purchaser shall have received a certificate, dated as of the Closing Date, signed by the President of Page One to the foregoing effect.

          (k) The Purchaser shall have received from the Page One all instruments as shall be necessary or desirable in the reasonable opinion of the Purchaser's counsel to vest in or confirm in the Purchaser good and marketable title to the Shares in accordance herewith.

          (l) Each of the Sellers shall have entered into a Noncompetition Agreement (a "Noncompetition Agreement") with the Purchaser substantially in the forms attached hereto as Exhibits E and F.

          (m) The Sellers and ProNet shall have entered into a Registration Rights Agreement substantially in the form of EXHIBIT B hereto providing that ProNet shall prepare and file with the Securities and Exchange Commission (the "SEC") a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the SEC) under the Securities Act (the "Shelf Registration") covering all of the Common Stock issued to the Page One pursuant to this Agreement, if any.

          (n) Page One and the Sellers shall have delivered such good standing certificates, officer's certificates, and similar documents and certificates as counsel for the Purchaser shall have reasonably requested prior to the Closing Date.

          (o) The Sellers and the Purchaser (or an affiliate of the Purchaser, including Page One) shall hve entered into a Lease Agreement (substantially in the form to be attached hereto as EXHIBIT K ) regarding the premises located at 232 Meriwether Griffin, Georgia 30223.

The decision of the Purchaser to consummate the transactions contemplated hereby without the satisfaction of any of the preceding conditions shall not constitute a waiver of any of Page One's or the Sellers' respective representations, warranties, covenants, or indemnities herein.

     6.2 CONDITIONS TO OBLIGATIONS OF PAGE ONE AND THE SELLERS. The obligations of the Sellers to consummate the transactions contemplated hereby are subject to the fulfillment of the following conditions:

          (a) The representations and warranties of the Purchaser and ProNet contained in this Agreement shall be true and correct in all material respects at and as of the Closing with the same effect as though such representations and warranties had been made as of the Closing; all agreements to be performed hereunder by the Purchaser and ProNet at or prior to the Closing shall have been performed in all material respects; and the Page One and the Sellers shall have received a certificate, dated as of the Closing Date, signed by an authorized officer of the Purchaser and ProNet to the foregoing effects.

          (b) The Purchaser shall have delivered to the Sellers a certified bank check or wire transfer in the amount of the cash portion of the Purchase Price to be paid on the Closing Date in accordance with and as specified in Section 1.3 hereof.

          (c) The Purchaser shall have entered into the Noncompetition Agreements with the Sellers.

          (d) Each Seller and ProNet shall have entered into a Registration Rights Agreement substantially in the form of EXHIBIT B hereto providing that ProNet shall prepare and file with the Securities and Exchange Commission (the "SEC") a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the SEC) under the Securities Act (the "Shelf Registration") covering all of the Common Stock issued to the Sellers pursuant to this Agreement, if any.

          (e) The Sellers shall have received an opinion of Mark A. Solls, Esquire, counsel for the Purchaser, dated as of the Closing Date, in the form attached hereto as EXHIBIT G.

          (f) No action or proceeding shall have been instituted or threatened for the purpose or with the possible effect of enjoining or preventing the consummation of this Agreement or seeking damages on account thereof.

          (g) All necessary action (corporate or otherwise) shall have been taken by the Purchaser to authorize, approve, and adopt this Agreement and the consummation and performance of the transactions contemplated hereby, and the Sellers shall have received a certificate, dated as of the Closing Date, signed by an officer of the Purchaser to the foregoing effect.

          (h) Purchaser and ProNet shall have delivered such good standing certificates, officer's certificates, and similar documents and certificates as counsel for the Sellers shall have reasonably requested prior to the Closing Date.

          (i) ProNet shall have executed and delivered to each of the Sellers guaranty agreements substantially in the form attached hereto as EXHIBIT H (the "ProNet "Guaranties").

The decision of the Sellers to consummate the transactions contemplated hereby without the satisfaction of any of the preceding conditions shall not constitute a waiver of any of the Purchaser's or ProNet's respective representations, warranties, covenants, or indemnities herein.


                                   ARTICLE 7


                                  TERMINATION

     7.1  TERMINATION.  This Agreement may be terminated prior to the Closing by
(a) the mutual consent of the Purchaser and the Sellers, (b) the Sellers upon the failure of the Purchaser to perform or comply in all material respects with each of its covenants or agreements contained herein prior to the Closing or if each representation or warranty of the Purchaser hereunder shall not have been true and correct as of the time at which such representation or warranty was made, (c) the Purchaser upon the failure of Page One or the Sellers to perform or comply in all material respects with each of its or his covenants or agreements contained herein prior to the Closing or if each representation or warranty of Page One or the Sellers hereunder shall not have been true and correct as of the time at which such representation or warranty was made,
(d) the Purchaser in accordance with the provisions of Article 5 hereof, and
(e) the Sellers or the Purchaser if the Closing does not occur by June 30, 1996; provided, that no party may terminate this Agreement pursuant to (b),
(c), or (d) above if such party is, at the time of any such attempted termination, in breach of any term hereof.


                                  ARTICLE 8

                               INDEMNIFICATION

     8.1 INDEMNIFICATION OF THE PURCHASER. The Sellers and Page One jointly and severally agree to indemnify and hold harmless the Purchaser and ProNet (collectively, the "Purchasers Indemnified Parties") and collectively with the Sellers Indemnified parties, the "Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses incurred in investigating and preparing for any litigation or proceeding) (collectively, "Purchasers Indemnified Costs" and collectively with the Sellers

Indemnified Costs, the "Indemnified Costs") which any of the Purchasers Indemnified Parties may sustain, or to which any of the Purchasers Indemnified Parties may be subjected, arising out of any breach or default by Page One or the Sellers of or under any of the representations, warranties, covenants, agreements, or other provisions of this Agreement or any agreement or document executed in connection herewith.

     8.2 INDEMNIFICATION OF PAGE ONE AND THE SELLERS. The Purchaser and ProNet agree to indemnify and hold harmless Page One, the Sellers, and each officer, director, employee, and consultant of Page One (collectively, the "Sellers Indemnified Parties" and collectively with the Purchaser Indemnified Parties, the "Indemnified Parties") from and against any and all damages, losses, claims, liabilities, demands, charges, suits, penalties, costs, and expenses (including court costs and reasonable attorney's fees incurred in investigating and preparing for any litigation or proceeding) (collectively, the "Sellers Indemnified Costs" and, collectively with the Purchaser Indemnified Costs, the "Indemnified Costs") which any of the Sellers Indemnified Parties may sustain, or to which any of the Sellers Indemnified Parties may be subjected, arising out of any breach or default by the Purchaser under any of the representations, warranties, covenants, agreements, or other provisions of this Agreement or any agreement or document executed in connection herewith.

     8.3 DEFENSE OF THIRD-PARTY CLAIMS. An Indemnified Party shall give prompt written notice to any entity or person who is obligated to provide indemnification hereunder (an "Indemnifying Party") of the commencement or assertion of any action, proceeding, demand, or claim by a third party (collectively, a "third-party action") in respect of which such Indemnified Party shall seek indemnification hereunder. Any failure so to notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it or he may have to such Indemnified Party under this Article 8 unless the failure to give such notice materially and adversely prejudices such Indemnifying Party. The Indemnifying Parties shall have the right to assume control of the defense of, settle, or otherwise dispose of such third-party action on such terms as they deem appropriate; provided, however, that:

          (a) The Indemnified Party shall be entitled, at his, her, or its own expense, to participate in the defense of such third-party action (provided, however, that the Indemnifying Parties shall pay the reasonable attorneys' fees of the Indemnified Party if (i) the employment of separate counsel shall have been authorized in writing by any such Indemnifying Party in connection with the defense of such third-party action, or (ii) the Indemnified Party's counsel shall have advised the Indemnified Party in writing, with a copy to the Indemnifying Parties, that there is a conflict of interest that could make it inappropriate under applicable standards of professional conduct to have common counsel);

          (b) The Indemnifying Parties shall obtain the prior written approval (which approval shall not be unreasonably withheld, conditioned or delayed) of the Indemnified Party before entering into or making any settlement, compromise, admission, or acknowledgment of the validity of such third-party action or any liability in respect thereof if, pursuant to or as a result of such settlement, compromise, admission, or acknowledgment, injunctive or other equitable relief would be imposed against the Indemnified Party or if, in the opinion of the Indemnified Party, such settlement, compromise, admission, or acknowledgment could have a Material Adverse Effect on its business or, in the case of an Indemnified Party who is a natural person, on his or her assets or interests;

          (c) No Indemnifying Party shall consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by each claimant or plaintiff to each Indemnified Party of a release from all liability in respect of such third-party action; and

          (d) The Indemnifying Parties shall be entitled to sole control of the defense or settlement, compromise, admission, or acknowledgment of any third-party action (provided, however, that the Indemnified Party shall be entitled to participate at their own expense in the defense of), but the Indemnified Party shall be entitled to have sole control over any third-party action as to which the Indemnifying Party (i) fails to assume the defense within a reasonable length of time or (ii) to the extent the third-party action seeks an order, injunction, or other equitable relief against the Indemnified Party which, if successful, would materially adversely affect the business, operations, assets, or financial condition of the Indemnified Party; provided, however, that no settlement of a third-party action involving the asserted liability of an Indemnifying Party shall be made without prior written consent by or on behalf of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned, or delayed. Consent shall be presumed in the case of settlements of $10,000 or less where the Indemnifying Party has not responded within five (5) business days to notice of a proposed settlement. If the indemnifying Party assumes the defense of a third-party action, (i) no compromise or settlement thereof may be effected by the Indemnifying Party without the Indemnified Party's consent unless (A) there is no finding or admission of any violation of the rights of any person and no effect on any other claim that may be made against the indemnified Party, (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and (C) the compromise or settlement includes, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release, in form and substance, reasonably satisfactory to the Indemnified Party, from all liability in respect of such third-party action and (ii) the Indemnified Party shall have no liability with respect to any compromise or settlement thereof effected without its consent; and

          (e) In connection with the defense, compromise or settlement of any third party action, the parties to this Agreement (i) shall execute such powers of attorney as may reasonably be necessary or appropriate to permit participation of counsel selected by any party hereto and, as may reasonably be related to any such claim or action, (ii) shall provide such counsel, accountants and other representatives of each party during normal business hours access to all properties, personnel, books, tax records, contracts, commitments and all other business records of such other party and will furnish to such party copies of all documents as may reasonably be requested (certified, if requested).

     8.4 DIRECT CLAIMS. In any case in which an Indemnified Party seeks indemnification hereunder which is not subject to Section 8.3 hereof because no third-party action is involved, the Indemnified Party shall notify the Indemnifying Party in writing of any Indemnified Costs which such Indemnified Party claims are subject to indemnification under the terms hereof. The failure of the Indemnified Party to exercise promptness in such notification shall not amount to a waiver of such claim unless the resulting delay materially prejudices the position of the Indemnifying Party with respect to such claim.

     8.5 INDEMNIFICATION EXCLUSIVE REMEDY. If the Closing occurs, except for remedies based upon fraud and except for statutory and equitable remedies, the remedies provided in this Article 8 constitute the sole and exclusive remedies for recovery against any Indemnifying Party based upon the inaccuracy, untruth, incompleteness or breach of any representation or warranty of any Indemnifying Party contained in this Agreement or in any certificate, schedule or exhibit furnished by any Indemnifying Party in connection herewith, or based upon the failure of any Indemnifying Party to perform any covenant, agreement or undertaking required by the terms of this Agreement to be performed by such Indemnifying Party.

     8.6 SURVIVAL. All representations, warranties and agreements contained in this Agreement or in any certificate delivered pursuant hereto shall survive the Closing notwithstanding any investigation conducted with respect thereto or any knowledge acquired as to the accuracy or inaccuracy of any such representation or warranty.

     8.7. TIME LIMITATIONS. No Indemnifying Party shall have any liability to any Indemnified Party under or in connection with: (a) a breach of any of the representations, warranties, covenants, or agreements made or to be performed by such Indemnifying Party contained in this Agreement (except as provided in (b) and (c) of this Section 8.7) , unless written notice asserting an Indemnified Cost based thereon is given to the Indemnifying Party prior to the later of (i) the second anniversary of the date on which such covenant or agreement is to be performed or (ii) the ninetieth (90th) day after receipt by Purchaser of its audited financial statements for the first full fiscal year after the Closing if such breach relates to a financial representation, warranty, covenant or agreement of Page One or Sellers; (b) a breach of any representation, warranty, covenant or agreement made or to be performed by Page One and Sellers relating to any Taxes, Returns, or Seller Tax Actions, including without limitation, those representations and warranties made by Page One and the Sellers in Section 3.18, unless written notice asserting an Indemnified Cost based thereon is given to the Indemnifying Party prior to the later (i) the ninetieth (90th) day after the date upon which the liability to which any such Indemnified Cost may relate is barred by all applicable statues of limitation and (ii) the ninetieth (90th) day after the date upon which any claim for refund or credit related to such Indemnified Cost is barred by all applicable statues of limitation; or (c) a breach of any representation, warranty, covenant or agreement made or to be performed by Page One and the Sellers contained in this Agreement related to any environmental matters, including without limitation, those representations and warranties made by Page One and the Sellers in Section 3.13 which relate to environmental matters, unless written notice asserting an Indemnified Cost is given to the Indemnifying Party prior to the fifth anniversary of the Closing; PROVIDED HOWEVER, any liability of Page One and the Sellers relating to, arising out of, or based upon their representations and warranties set forth in Section 3.4 relating to due authorization and 3.9 relating to title may be asserted at any time, and FURTHER PROVIDED, HOWEVER, any claim for indemnification under this Article 8 which is based on fraud may be asserted at any time. It is specifically understood that any written notice specifying an Indemnified Cost shall describe the damage, loss, claim or liability to the extent known by the Indemnified Party; PROVIDED, HOWEVER, the Indemnified Party shall not be obligated to detail the amount of such damage, loss, claim or liability until known to the Indemnified Party and the failure to detail such amount shall not effect the Indemnified Cost.

     8.8  LIMITATIONS AS TO AMOUNT.     No Indemnifying Party shall have any
liability with respect to the matters described in this Article 8 until the total of all Indemnified Costs for which such Indemnifying Party is responsible exceeds $100,000 and then only for the amount by which such Indemnified Costs exceed $25,000. For the purpose of determining the limitation on liability under this Section 8.8, only the amount of the joint and not the several liability of the Indemnifying Parties under this Article 8 shall be considered. The limitations set forth in this Section 8.8 shall not apply to any intentional misrepresentation or breach of warranty of any Indemnifying Party or any intentional failure to perform or comply with any covenant or agreement of any Indemnifying Party, and the Indemnifying Parties shall be liable for all Indemnified Costs with respect thereto. It is agreed that the payment of post-Closing expenses as set forth in Section 9.6 shall not be considered Indemnified Costs.

     8.9 MAXIMUM LIABILITY. In no event shall (i) the aggregate liability of Page One and the Sellers with regard to Purchaser Indemnified Costs or (ii) the aggregate liability of the 1 and ProNet with regard to Page One Indemnified Costs exceed the aggregate purchase price determined under Section 1.2 of this Agreement.

     8.10 TAX EFFECT AND INSURANCE.   The liability of any Indemnifying Party
with respect to any Indemnified Cost shall be reduced by the tax benefit actually realized and any insurance proceeds received by the Indemnified Party as a result of any Indemnified Cost upon which such claim for indemnification is based, and shall include any tax detriment actually suffered by the Indemnified Party as a result of such Indemnified Costs. The amount of any such tax benefit or detriment shall be determined by taking into account the effect, if any and to the extent determinable, of timing differences resulting from the acceleration or deferral of items of gain or loss resulting from such Indemnified Costs and shall otherwise be determined so that payment buy the Indemnifying Party of the Indemnified Costs, as adjusted to give effect to any such tax benefit or detriment, will make the Indemnified party as economically whole as is reasonably practical with respect to the Indemnified Costs upon which the claim for indemnification is based. Any dispute as to the amount of such tax benefit or detriment shall be resolved by arbitration as provided in
Section 8.13 below.

     8.11 RIGHT OF SET-OFF.   Purchaser and ProNet, at their option and in
addition to any other remedies they may have at law or in equity, may set-off the amount of any Purchasers Indemnified Cost to which they, or either of them may be entitled under this Article 8 by reducing the Deferred Amount in a sum equal to the amount of such Indemnified Costs. The Purchaser's Indemnified Party claiming the right of set-off shall give Page One and the Sellers written notice of any claim with respect to which such Purchasers Indemnified Party intends to pursue its right of set-off against the Deferred Amount. Not later than fifteen (15) days following the receipt of such notice, Page One and the Sellers shall provide the Purchaser's Indemnified party with written notice whether Page One and the Sellers contest such claim or accept such claim; and if the claim is accepted, Purchaser shall be entitled to deduct that amount of such Purchaser's Indemnified Costs from the Deferred Amount. In the event that
Page One and the Sellers contest such claim in part, but not in full, Page
One and the Sellers shall provide written notice with respect of the amount they do not contest, and the Purchaser's Indemnified Party shall be entitled to set-off against the Deferred Amount the amount not contested, subject to the limitation set forth in Section 8.8 above. With respect to any amount that Page One and the Sellers shall contest, the parties shall promptly submit to mediation and arbitration in accordance with the provisions of
Section 8.13 below the question whether Purchaser's Indemnified Parties shall be entitled to indemnification with respect to such disputed amount. Any determination in connection with such mediation or arbitration shall be binding upon the affected parties, and promptly upon such determination, Purchaser shall be entitled to set-off against the Deferred Amount the full amount to which the mediation or arbitration shall determine the Purchaser's Indemnified Party is entitled. In the event that any such claim is submitted to mediation and arbitration and is not resolved by the Deferred payment
Date, Purchaser shall deposit cash (or ProNet shall deposit Common Stock at Purchaser's sole discretion) with such mediator or arbitrator or with such other escrow agent satisfactory to Purchaser and the Sellers an amount equal to the amount which Purchaser's Indemnified Party claims the right of indemnification to be held by such escrow agent until the amount of the disputed Purchaser's Indemnified Cost is determined. Purchaser shall be allowed to adjust the interest payable on the Deferred Amount based on the amount of the Purchaser's Indemnified Cost which is set-off against the Deferred Amount as follows: (i) if such set-off is based upon the breach of any of the representations and warranties made by Page One and the Sellers pursuant to this Agreement, the adjustment shall relate back to the Closing Date or (ii) if such set-off relates to the breach of any covenant or agreement made by Page One or Sellers pursuant to this Agreement, the adjustment shall relate back to the date of the breach. Neither the exercise nor the failure to exercise such right of set-off shall constitute an election of remedies nor limit the Purchaser's Indemnified Party in any manner in the enforcement of any other remedies that maybe available to it pursuant to this Agreement.

     8.12 SUBROGATION.   Upon payment in full of any Indemnified Cost, whether
such payment is effected by set-off or otherwise, or the payment of any judgment or settlement with respect to a third-party action, the Indemnifying Party shall be subrogated to the extent of such payment to the rights of the Indemnified Party against any person or entity with respect to the subject matter of such Indemnified Cost.

     8.13 ARBITRATION. All disputes arising under this Article 8 (other than claims in equity) shall be resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Arbitration shall be by a single arbitrator experienced in the matters at issue and selected by the Indemnifying Party and Indemnified Party in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be held in such place in Atlanta, Georgia, as may be specified by the arbitrator (or any place agreed to by the Indemnifying Party, the Indemnified Party, and the arbitrator). The decision of the arbitrator shall be final and binding as to any matters submitted under this Article 8; PROVIDED,

HOWEVER, if necessary, such decision and satisfaction procedure may be enforced by either the Indemnifying party or the Indemnified Party in any court of record having jurisdiction over the subject matter or over any of the parties to this Agreement. All costs and expenses incurred in connection with any such arbitration proceeding (including reasonable attorneys fees) shall be borne by the party against which the decision is rendered, or, if no decision is rendered, such costs and expenses shall be borne equally by the Indemnified Parties as the other party. If the arbitrator's decision is a compromise, the determination of which party or parties bears the costs and expenses incurred in connection with any such arbitration proceeding shall be made by the arbitrator on the bases of the arbitrator's assessment of the relative merits of the parties' positions.

     8.14 NO CONTRIBUTION.   In the event the Closing occurs, the Sellers, and
not Page One shall be fully liable for Indemnified Costs sustained by the Indemnified Parties; accordingly, if the Closing occurs the Sellers shall not be entitled to contribution or any other payments from Page One for any Indemnified Costs that the Sellers are obligated to pay pursuant to this Agreement or under applicable law.

                                   ARTICLE 9

                                 MISCELLANEOUS


     9.1 COLLATERAL AGREEMENTS, AMENDMENTS, AND WAIVERS. This Agreement (together with the documents delivered in connection herewith) supersedes all prior documents, understandings, and agreements, oral or written, relating to this transaction among the parties hereto and constitutes the entire understanding among the parties hereto with respect to the subject matter hereof. Any modification or amendment to, or waiver of, any provision of this Agreement (or any document delivered in connection herewith unless otherwise expressly provided therein) may be made only by an instrument in writing executed by the party against whom enforcement thereof is sought.

     9.2 RISK OF LOSS - DAMAGE TO TRANSFERRED ASSETS. The parties hereto hereby agree that the risk of loss or damage to any of the assets and property of Page One shall be upon Page One prior to the Closing and upon the Purchaser thereafter.

     9.3 PRORATIONS. All annual or periodic ad valorem fees, taxes, and assessments and similar charges imposed by taxing authorities on the Shares and the transferred assets (collectively, "Property Taxes") shall be borne and paid
(a) by the Sellers for all full tax years or periods ending before the Closing Date and for that portion of any tax year or period ending on or after the Closing Date from the date of commencement of such year or period to the date immediately preceding the Closing Date and (b) by the Purchaser for all full tax years or periods beginning on or after the Closing Date and for that portion of any tax year or period ending on or after the Closing Date from and including the Closing Date to the final date of such year or period, regardless of when or by which party such Property Taxes are actually paid to the applicable taxing authority. In addition, all rents and other lease charges, power and utility charges, license or other fees, wages, salaries, and commissions, all assumed contracts, prepaid items and expenses, and similar items to be allocated between the Purchaser and the Sellers shall be allocated between the Purchaser and the Sellers effective as of 12:01 a.m. on the Closing Date.
Such allocations shall be determined and payment accordingly made from one party to the other, as the case may be, on the Closing Date to the extent they are known and agreed to by the Purchaser and the Sellers; otherwise such allocations shall be determined and payment made (effective as of 12:01 a.m.
on the Closing Date) on the date 30 days thereafter. If there shall be any dispute in regard to the amounts due under this Section 9.4, the same shall or where known thereafter be determined by a nationally recognized accounting firm selected by the Purchaser in its sole and absolute discretion and any such determination shall be binding and conclusive on the parties hereto.
The charges of such firm shall be shared equally by the Purchaser and the Sellers.

     9.4 ALLOCATION OF PURCHASE PRICE. The parties hereto acknowledge that the transactions contemplated hereby must be reported in accordance with Section 1060 of the Code. Accordingly, the parties shall report such transactions for all purposes in accordance with the Purchase Price allocation set forth on
EXHIBIT I hereto.

          9.5 RECORDS. At the Closing, Page One and the Sellers will turn over and deliver to the Purchaser all files of Page One and each of the Sellers relating to the assets and liabilities of Page One including without limitation, all copies and originals of all assumed contracts, any and all operating manuals, third party warranties, and like materials and data in Page One's or the Sellers' possession relating to the design, construction, maintenance, and operation of facilities, improvements, and equipment included in the assets and/or the System and liabilities of Page One, and all appropriate books records, accounting information, and operating information and data, current and historical, reasonably related to such assets and/or the System and liabilities. Purchaser shall make all such transferred books and records available for inspection and copying by Sellers for the purposes of preparing Sellers' tax returns, any tax audits of Sellers, and other purposes not inconsistent with this Agreement. Further, Purchaser agrees to maintain normal records with regard to the transferred assets and to make such records available to Sellers for the foregoing purposes. Purchaser's obligation to make records available to Sellers pursuant to this Section 9.5 shall be limited to regular business hours, after reasonable prior notice, for a period of seven (7) years after Closing. The Sellers shall pay for any and all reasonable costs associated with Purchaser's obligations under this Section 9.5

     9.6 PAGE ONE'S LIABILITIES. The Sellers agree to cause Page One to satisfy, pay and extinguish all of its liabilities on or before the Closing Date or to provide at Closing a sufficient cash balance in Page One to satisfy the requirements of Section 1.5 above.

     9.7 SUCCESSORS AND ASSIGNS. No rights or obligations of any party hereto under this Agreement may be assigned (except that the Purchaser may assign its rights and obligations to any affiliate (as that term is defined in Rule 144 under the Securities Act) of the Purchaser or to any successor entity to the Purchaser whether pursuant to a sale of all or substantially all of the Purchaser's assets or the merger, consolidation, liquidation, or dissolution of the Purchaser, PROVIDED, HOWEVER, that the Purchaser shall be permitted to assign its right to pay the deferred portion of the Purchase Price in shares of Common Stock as provided in Section 1.3 hereof only to an entity, the common stock (if a corporation) or other equity securities (if not a corporation) of which are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended), in which case references herein to "Common Stock" shall be deemed to refer to the securities to be issued to the holders of the Purchaser's Common Stock by such entity in any such sale of assets, merger, consolidation, liquidation, dissolution or other transaction. Any assignment, dissolution, or liquidation in violation of the foregoing shall be null and void. Subject to the preceding sentences of this
Section 9.7, the provisions of this Agreement (and, unless otherwise expressly provided therein, of any document delivered pursuant to this Agreement) shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns. Upon any assignment by Purchaser and/or ProNet hereunder, the Purchaser and ProNet shall remain jointly and severably liable with the assignee.

     9.8 EXPENSES. Each of the parties hereto shall pay its or his own respective costs and expenses incurred in connection with this Agreement. The Sellers and the Purchaser shall each pay one-half of any administrative, application, and filing costs incurred in connection with regulatory approvals described in Article 5 hereof.

     9.9 SALES TAXES. The parties hereto expressly agree that the Sellers shall be responsible for and shall pay all federal, state, county, or local taxes of the Sellers and the Purchaser arising by reason of, or resulting from, the sale of the Shares and the transferred assets and the assumption of liabilities contemplated hereby.

     9.10 INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable from this Agreement, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     9.11 WAIVER. No failure or delay on the part of any party in exercising any right, power, or privilege hereunder or under any of the documents delivered in connection with this Agreement shall operate as a waiver of such right, power, or privilege; nor shall any single or partial exercise of any such right, power, or privilege preclude any other or future exercise thereof or the exercise of any other right, power, or privilege.

     9.12 NOTICES.

               (i) GENERALLY. All notices, requests, and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered (a) personally to the addressee by hand with a written receipt for delivery, (b) by nationally recognized overnight delivery service (the "Overnight Service") for next business day delivery or

(c) by certified or registered mail, return receipt requested, postage prepaid (the "Mail"). Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall
also constitute receipt.   All notices and communications required or
permitted under this Agreement shall be delivered to the addressee thereof at the address indicated below:

If to Sellers:                James H. Cobb, III
                              Warren K. Wells
                              234 Meriwether Street
                              Griffin, Georgia 30223

With a copy to:               John M. Cogburn, Jr.
                              P.O. Box 907
                              Griffin, Georgia  30224

If By Overnight Service       115 North Sixth Street
                              Griffin, Georgia  30223

If To Purchaser:              Contact Communications Inc.
                              6340 LBJ Freeway
                              Dallas, Texas 75240
                              Attn:   Jackie R. Kimzey

With a copy to:               ProNet Inc.
                              6340 LBJ Freeway
                              Dallas, Texas 75240
                              Attn:   Mark A. Solls

               (ii)  NOTICES BY TELECOPIER.   Any party may give notices to any
other party named below by way of telefacsimile ("fax") transmission. If a notice pursuant to this Agreement is given by fax, it shall be directed to the telephone number indicated below, and the sending party must have a written confirmation from the receiving party (which confirmation may be sent by fax, Overnight Service, or Mail) before a notice given by fax is deemed effective.


Notices pursuant to this Agreement by fax shall be directed as follows:

If to Sellers:                               (770)  229-4339

If to John M. Cogburn, Jr.:                  (770)  228-5018

If to Purchaser Or ProNet:                   (214)  774-0640

               (iii) EFFECTIVE DATE OF NOTICES. Notice given by Overnight Service or Mail shall be deemed to be effective at the time of (a) the first business day following deposit with the Overnight Service or (b) the date of receipt of the Mail, as the case may be.

               (iv) CHANGE OF ADDRESS. Any party may change the address or telephone number to which notices pursuant to this Agreement shall be sent. Any change of address shall be effective ten (10) days after notice of the change is delivered in accordance with this Section 9.12.

     9.13 SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND COVENANTS. Regardless of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations, and warranties made hereunder or pursuant hereto or in connection with the transactions contemplated hereby shall survive the Closing for two years; provided, however, any covenants, representations and warranties relating to taxes shall survive for the applicable statute of limitations.

     9.14 PUBLIC ANNOUNCEMENT. No public announcement shall be made by any party with respect to the transactions contemplated hereby without the approval of the Purchaser unless otherwise required by law.

     9.15 FURTHER ASSURANCES. From time to time hereafter, (a) at the request of the Purchaser, but without further consideration, Page One and the Sellers shall execute and deliver such other instruments of conveyance, assignment, transfer, and delivery and take such other action as the Purchaser may reasonably request in order more effectively to consummate the transactions contemplated hereby, and (b) at the request of Page One or the Sellers, but without further consideration, the Purchaser shall execute and deliver such other certificates, statements, and documents, and take such other action as Page One or the Sellers may reasonably request in order to more effectively consummate the transactions contemplated hereby.

     9.16 NO THIRD-PARTY BENEFICIARIES. Except for the Indemnified Parties not a party to this Agreement, no person or entity not a party to this Agreement shall be deemed to be a third-party beneficiary hereunder or entitled to any rights hereunder.

     9.17 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia..

     9.18 HEADINGS. The headings, captions, and arrangements used in this Agreement are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of this Agreement or affect the meaning hereof.

     9.19 SECTIONS; EXHIBITS. All references to "Sections", "Subsections", "Schedules", "Annexes", and "Exhibits" herein are, unless specifically indicated otherwise, references to sections, subsections, schedules, annexes, and exhibits of and to this Agreement. All schedules and exhibits attached hereto are made a part hereof for all purposes, the same as set forth herein verbatim, it being understood that if any exhibit attached hereto which is to be executed and delivered contains blanks, the same shall be completed correctly and in accordance with the terms and provisions contained and as contemplated herein prior to or at the time of the execution and delivery thereof.

     9.20 NUMBER AND GENDER OF WORDS. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender shall include each other gender where appropriate.

     9.21 SPECIFIC PERFORMANCE. The parties hereto acknowledge and agree that, without limiting any other remedy available to the Purchaser at law or in equity, the Purchaser shall be able to specifically enforce the terms of this Agreement.

     9.22 PRONET GUARANTEE.   ProNet hereby guarantees the duties and
obligations of the Purchaser under the terms of this Agreement and will execute and deliver the ProNet Guaranties to the Sellers.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in one or more counterparts (all of which shall constitute one and the same agreement) as of the day and year first above written.

                         CONTACT COMMUNICATIONS INC.



                         By: /s/ JACKIE R. KIMZEY
                            --------------------------------------------------
                              Jackie R. Kimzey, Chief Executive Officer


                         PRONET INC.


                         By: /s/ JACKIE R. KIMZEY
                            --------------------------------------------------
                              Jackie R. Kimzey, Chief Executive Officer

                         COBBWELLS,  INC.


                         By: /s/ JAMES H. COBB
                            --------------------------------------------------
                              James H. Cobb, III, President

                         Attest:  /s/ WARREN K. WELLS
                                 ---------------------------------------------
                                    Warren K. Wells, Secretary

                          /s/ JAMES H. COBB
                         -----------------------------------------------------
                              James H. Cobb, III, Seller

                          /s/ WARREN K. WELLS
                         -----------------------------------------------------
                              Warren K. Wells, Seller

                                    EXHIBIT A
_______________________________________________________________________________

NATIONSBANK                                         DEPOSITORY AGREEMENT-ESCROW
_______________________________________________________________________________

THE UNDERSIGNED Contact Communications Inc. ("Purchaser"), Cobbwells, Inc. ("Seller"), James H. Cobb III ("Cobb"), and Warren K. Wells ("Wells" and collectively with Cobb, the "Shareholders"), (collectively, the "Undersigned"), in order to designate NationsBank of Texas, National Association, (the "Depository") as the Depository for the Undersigned for the purposes and upon the terms and conditions herein set forth, do hereby represent and warrant to, and agree with each other and the Depository, as follows:

     1. APPOINTMENT OF THE DEPOSITORY. The Depository is hereby appointed Depository for the Undersigned with respect to the "Property" as that term is herein defined.

     2. THE PROPERTY. Concurrently with the execution and delivery hereof, the Undersigned have deposited with the Depository, as custodian and depository, the items described in Schedule A hereto, or in lieu thereof, have made provision in paragraph 22 for the deposit of items hereunder (such items being herein collectively called the "Property"), and direct that same be held and disposed of by the Depository as herein provided.

     3.  THE DEPOSITORY'S DUTIES AND AUTHORITY TO ACT.
     (a) Except as may be otherwise provided in paragraph 22, in which event the special instructions in said paragraph 22 shall be controlling, the Depository shall hold the Property in safekeeping and deliver the same, including the interest earned from investments made pursuant to paragraph 20 hereof, only (i) to one or more of the Undersigned in accordance with and upon the written instructions of each of the other of the Undersigned or (ii) in accordance with and upon the written instructions of all the Undersigned.
     (b) When instructions from more than one of the Undersigned are required, such instructions may be given by separate instruments of similar tenor. Any of the Undersigned may hereafter act through an agent or attorney-in-fact only if written evidence of authority in form and substance satisfactory to the Depository is furnished to the Depository and agreed to by the Depository.
     (c) The Depository may act upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other document which it in good faith believes to be genuine.
     (d) The Depository shall be deemed to have properly delivered any item of Property upon (i) placing the item in the United States mail in a suitable package or envelope with first class prepaid postage affixed, addressed to the addressee at such addressee's address as set forth in this Agreement or such other address as the Undersigned shall have furnished to the Depository in writing; (ii) delivery in person at the Depository's offices; or (iii) delivery in any other manner pursuant to written instructions of the Undersigned.
     (e) In performing its duties under this Agreement, or upon the claimed failure to perform any of its duties hereunder, the Depository shall not be liable to anyone for damages, losses or expenses which may be incurred as a result of the Depository so acting or failing to so act; provided, however, the Depository shall not be relieved from liability for damages arising out of its proven gross negligence or willful misconduct under this Agreement. The Depository shall in no event incur any liability with respect to (i) any action taken or omitted to be taken in good faith upon advice of legal counsel given with respect to any questions relating to the duties and responsibilities of the Depository hereunder or
(ii) any action taken or omitted to be taken in reliance upon any document delivered to the Depository and believed by it to be genuine and to have been signed or presented by the proper party or parties.
     (f) Payment of moneys hereunder shall be made by check or by wire transfer of immediately available funds in accordance with instructions contained in the applicable disbursement notice to the Depository.

     4. OTHER AGREEMENTS. The Depository is not a party to, nor is it bound by, nor need it give consideration to the terms or provisions of, any other agreement or undertaking among the Undersigned or any of them, or between the Undersigned or any of them and other persons, or any agreement or undertaking which may be evidenced by or disclosed by the Property, it being the intention of the parties hereto that the Depository assent to and be obligated to give consideration only to the terms and provisions hereof. Unless otherwise provided in paragraph 22, the Depository shall have no duty to determine or inquire into the happening or occurrence of any event or contingency or the performance or failure of performance of any of the Undersigned with respect to arrangements or contracts with each other or with others, the Depository's sole duty hereunder being to hold the Property and to dispose of and deliver the same in accordance with instructions given to it as provided in paragraph 3.

     5.  STANDARD OF CARE.
     (a) The Depository undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Depository.
     (b) If the Depository is required by the terms hereof to determine the occurrence of any event or contingency, the Depository shall, in making such determination, be liable only for its proven gross negligence or willful misconduct, as determined in light of all the circumstances, including the time and facilities available to it in the ordinary conduct of its business. In determining the occurrence of any such event or contingency the Depository may request from any of the Undersigned or any other person such reasonable additional evidence as the Depository in its sole discretion may deem necessary to determine any fact relating to the occurrence of such event or contingency, and may at any time inquire of and consult with others, including without limitation, any of the Undersigned, and the Depository shall not be liable for any damages resulting from its delay in acting hereunder pending its receipt and examination of additional evidence requested by it.
     (c) Whenever the Depository is required by the terms hereof to take action upon the occurrence of any event or contingency, the time prescribed for such action shall in all cases be a reasonable time after written notice received by the Depository for the happening of such event or contingency, provided however, that this provision shall not be deemed to limit or reduce the time allowed the Depository for action as provided in paragraph 5(b).

     6. LIMITATION ON LIABILITY. The Depository shall not be responsible or liable to the Undersigned or to any other person in any manner whatsoever for the sufficiency, correctness, genuineness, effectiveness or validity of any of the Property, or for the form or execution thereof, or for the identity or authority of any person executing or depositing the same. If any of the Undersigned are acting as agent for others, all of the Undersigned represent and warrant that each such agent is authorized to make and enter into this Agreement. This Agreement is a personal one between the Undersigned and the Depository. The Depository is authorized by each of the Undersigned to rely upon all representations, both actual and implied, of each of the Undersigned and all other persons relating to this Agreement and/or the Property, including without limitation representations as to marital status, authority to execute and deliver this Agreement, notifications, receipts or instructions hereunder, and relationships among persons, firms, corporations or other entities, including those authorized to receive delivery hereunder, and the Depository shall not be liable to any person in any manner by reason of such reliance. The duties of the Depository hereunder shall be only to the Undersigned, their respective successors, heirs, assigns, executors and administrators and to no other person, firm, corporation or other entity whatsoever.

     7. TIME OF PERFORMANCE. Whenever under the terms hereof the time for performance of any provision shall fall on a date which is not a regular business day of the Depository, the performance thereof on the next succeeding regular business day of the Depository shall be deemed to be in full compliance. Whenever time is referred to in this Agreement, it shall be the time recognized by the Depository in the ordinary conduct of its normal business transactions.

     8. DEATH, DISABILITY, ETC. OF THE UNDERSIGNED. The death, disability, bankruptcy, insolvency, reorganization or absence of any of the Undersigned shall not affect or prevent performance by the Depository of its obligations or its right to rely upon instructions received hereunder. However, in the event of the death, disability, bankruptcy, insolvency, reorganization or absence of any of the Undersigned, the Depository (without liability to any of the Undersigned) may refrain from taking any action required or requested hereunder.

     9. EXAMINATION OF THE PROPERTY. Any of the Undersigned may examine the Property during the regular business hours of the Depository; such examination shall, however, be permitted only in the presence of an officer of the Depository.

     10. REMEDIES OF THE DEPOSITORY.
     (a) As additional consideration for and as an inducement for the Depository to act hereunder, it is understood and agreed that in the event of any disagreement between the parties to this Agreement or in the event any other person or entity claims an interest in the Property or any part thereof, and such disagreement or claim results in adverse claims and demands being made by them or any of them in connection with or for any part of the Property, the Depository shall be entitled, at the option of the Depository, to refuse to comply with the instructions or demands of the parties to this Agreement, or any of such parties, so long as such disagreement or adverse claim shall continue. In such event, the Depository shall not be required to make delivery or other disposition of the Property. Anything herein to the contrary notwithstanding, the Depository shall not be or become liable to the Undersigned or any of them for the failure of the Depository to comply with the conflicting or adverse demands of the Undersigned or any of such parties or of any other persons or entities claiming an interest in the Property or any part thereof. The Depository shall be entitled to refrain and refuse to deliver or otherwise dispose of the Property or any part thereof or to otherwise act hereunder, as stated above, unless and until (i) the rights of the parties and all other persons and entities claiming an interest in the Property have been duly adjudicated in a court having jurisdiction of the parties and the Property or (ii) the parties to this Agreement and such other persons and entities have reached an agreement resolving their differences and have notified the Depository in writing of such agreement and have provided the Depository with indemnity satisfactory to it against any liability, claims or damages resulting from compliance by the Depository with such agreement. In addition to the foregoing, the Depository shall have the right to tender into the registry or custody of any court having jurisdiction, any part of or all of the Property. Upon such tender, the parties hereto agree that the Depository shall be discharged from all further duties under this Agreement; provided, however, that the filing of any such legal proceedings shall not deprive the Depository of its compensation hereunder earned prior to such filing and discharge of the Depository of its duties hereunder.
     (b) While any suit or legal proceeding arising out of or relating to this Agreement or the Property or the Undersigned is pending, whether the same be initiated by the Depository or by others, the Depository shall have the right at its option to stop all further performance of this Agreement and instructions received hereunder until all differences shall have been resolved by agreement or until the rights of all parties shall have been fully and finally adjudicated by the court. For purposes of any suit or legal proceeding arising out of or relating to this Agreement to which the Depository may be a party, the Undersigned hereby consent and submit to the jurisdiction of the appropriate court, whether Federal or state, sitting in Dallas County, Texas. The rights of the Depository under this paragraph are in addition to all other rights which it may have by law or otherwise.

     11. RELIANCE ON COUNSEL. The Depository may from time to time consult with legal counsel of its own choosing in the event of any disagreement, or controversy, or question or doubt as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion or instructions of such counsel. Any such fees and expenses of such legal counsel shall be considered part of the fees and expenses of the Depository described below.

     12.  FEES AND EXPENSES.
     (a) The Undersigned hereby jointly and severally agree to pay the Depository for its ordinary services hereunder the fees determined in accordance with, and payable as specified in, the Schedule of Fees set forth in Exhibit "A", attached hereto. In addition, the Undersigned hereby jointly and severally agree to pay to the Depository its reasonable expenses incurred in connection with this Agreement, including, but not limited to, legal fees and expenses, in the event the Depository deems it necessary to retain counsel. Such expenses shall be paid to the Depository within 10 days following receipt by any of the Undersigned of a written statement setting forth such expenses.

     (b) The Undersigned jointly and severally agree that in the event any controversy arises under or in connection with this Agreement or the Property, or the Depository is made a party to or intervenes in any litigation pertaining to this Agreement or the Property, to pay to the Depository reasonable compensation for its extraordinary services and to reimburse the Depository for all reasonable costs and expenses associated with such controversy or litigation, including, but not limited to, legal fees and expenses.
     (c) As security for all fees and expenses of the Depository hereunder and any and all losses, claims, damages, liabilities and expenses incurred in connection with the acceptance of appointment hereunder or with the performance of its obligations under this Agreement and to secure the obligation of the Undersigned to indemnify the Depository as set forth in paragraph 21 hereof, the Depository is granted a security interest in and lien upon the Property, which security interest and lien shall be prior to all other security interests, liens or claims against the Property or any part thereof. Each of the Undersigned warrant and agree with the Depository that, unless otherwise expressly set forth in this Agreement, there is no security interest in the Property or any part thereof; no financing statement under the Uniform Commercial Code of any jurisdiction is on file in any jurisdiction claiming a security interest in or describing, whether specifically or generally, the Property or any part thereof; and the Depository shall have no responsibility at any time to ascertain whether or not any security interest exists in the Property or any part thereof or to file any financing statement under the Uniform Commercial Code of any jurisdiction with respect to the Property or any part thereof.
     (d) The Depository is authorized by the Undersigned to withhold from the Property, prior to distribution thereof and prior to termination of this Agreement, all fees and expenses to which the Depository is entitled hereunder. In addition, in the event any such fees and expenses are not paid to the Depository on or prior to the date such amounts are due, the Depository is hereby authorized and directed to pay such amounts owed to it from cash funds included in the Property or, if no cash funds are then included in the Property, to sell assets constituting part of the Property for the purpose of paying such amounts owed to it.
     (e) In the event fees and expenses of the Depository are to be paid pursuant to paragraph 22 hereof, it is understood and agreed by the Undersigned that such fees and expenses are in addition to those described above and that such fees and expenses shall be subject to periodic review and modification by the Depository as determined by the Depository in its sole discretion.

     13. EFFECTIVE DATE. The effective date of this Agreement shall be the date on which it is accepted by the Depository unless otherwise provided in paragraph 22.

     14. TERMINATION AND RESIGNATION. Unless sooner terminated as hereinafter provided, this Agreement shall terminate without action of any party when all of the terms hereof shall have been fully performed. Either the Depository or the Undersigned may terminate this Agreement upon thirty (30) days written notice
(i) signed by the Depository and delivered to each of the Undersigned or (ii) signed by each of the Undersigned and delivered to the Depository. Upon termination of this Agreement, the Depository shall deliver the Property in accordance with the written instructions delivered by the Undersigned pursuant to paragraph 3(a) hereof. All fees and expenses owed to the Depository hereunder shall be paid in full prior to such delivery of the Property, and the Depository is hereby authorized and directed by the Undersigned to withhold release or distribution of the Property until such time as the Depository has received payment in full of such fees and expenses. The Depository is authorized and directed to deduct such fees and expenses from the Property prior to release or distribution thereof.

     15. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and such counterparts shall constitute and be one and the same instrument.

     16. ASSIGNMENT OF INTERESTS. None of the Undersigned shall assign or attempt to assign or transfer his or its interest hereunder or any part thereof. Any such assignment or attempted assignment by any one or more of the Undersigned shall be in direct conflict with this Agreement and the Depository shall not be bound thereby.

     17. AMENDMENTS. This Agreement cannot be amended or modified except by another agreement in writing signed by all the parties hereto or by their respective successors in interest.

     18. HEADINGS. The paragraph headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this agreement.

     19. GOVERNING LAW. This Agreement shall be deemed to have been made and shall be construed and interpreted in accordance with the laws of the State of Texas.

     20. INVESTMENT OF PROPERTY; WITHHOLDING.
     (a) The Depository shall invest cash balances each day in such money market or other short-term investment funds as shall be specified in writing by an Authorized Representative on Exhibit "B" [Disclosure and Direction] attached hereto. Such money market or short-term investment funds may include any open-end or closed-end management investment trust or investment company registered under the Investment Company Act of 1940, as amended, for which the Depository or one of its affiliates acts as investment advisor, custodian, transfer agent, registrar, sponsor, distributor, manager or otherwise, and any fees paid to the Depository or its affiliate by such fund shall be in addition to the fees and expenses owed to the Depository under this Agreement.
     (b) The Depository shall not be responsible or liable for determination or payment of any taxes assessed against the Property or the income therefrom nor for the preparation or filing of any tax returns other than withholding required by statute or treaty. Each of the Undersigned agree to provide the Depository any information necessary to perform any such required withholding and the Depository shall be entitled to rely on such information. The Depository will establish the account holding the Property under the TIN of Contact Communications Inc. 75-2548538; if Depository is responsible for tax reporting as set forth in paragraph 22, it will be rendered under the aforementioned TIN. A W-9 certifying to the party's withholding status in the form set forth on Exhibit "C" attached hereto will be completed at closing.

     (c) The Depository may make any and all investments through its own bond or investment department. The Depository shall not be held liable or responsible for the quality or diversity of the assets constituting the Property or for any loss or depreciation in the value of such assets or any loss resulting from any investment made by the Depository in accordance with the terms of this Agreement. If the Depository is required to sell or otherwise redeem or liquidate any Property prior to its maturity, the Undersigned agree that the Depository shall not be personally liable for any loss to the Property (including either principal or income) or other costs incurred as a result of any such early redemption or liquidation.

     21. INDEMNIFICATION AND HOLD HARMLESS. The Undersigned hereby agree to indemnify and hold the Depository and its directors, employees, officers, agents, successors and assigns harmless from and against any and all losses, claims, damages, liabilities and expenses, including without limitation, reasonable costs of investigation and counsel fees and expenses which may be imposed on the Depository or incurred by it in connection with its acceptance of this appointment as the Depository hereunder or the performance of its duties hereunder. Such indemnity includes, without limitation, all losses, damages, liabilities and expenses (including counsel fees and expenses) incurred in connection with any litigation (whether at the trial or appellate levels) arising from this Escrow Agreement or involving the subject matter hereof. The indemnification provisions contained in this paragraph 21 are in addition to any other rights any of the indemnified parties may have by law or otherwise and shall survive the termination of this Agreement or the resignation or removal of the Depository.

      22. ADDITIONAL TERMS.

                                  SEE EXHIBIT D

      IN WITNESS WHEREOF, the parties hereto have caused this Depository Agreement - Escrow to be executed this 22nd day of November, 1995.


CONTACT COMMUNICATIONS INC.                     Address



By: /s/ MARK A. SOLLS                           6340 LBJ Freeway
   --------------------------------             Dallas, Texas  75240
        Mark A. Solls                           (214) 687-2000  (214) 774-0640
Title: Vice President and General Counsel       Telephone #     Fax #
Company TIN:
             ----------------------

COBBWELLS, INC.                                 Address

By:  /s/ JAMES H. COBB, III                     234 Meriwether Street
     ------------------------------             Griffin, Georgia 30223
Title:  President                               770/229-1565    770/229-4339
Company TIN:                                    Telephone #     Fax #
             ----------------------

JAMES H. COBB, III                              Address

By:  /s/ JAMES H. COBB, III                     234 Meriwether Street
     ------------------------------             Griffin, Georgia 30223
Title:                                          770/229-1565    770/229-4339
       ----------------------------
Company TIN:                                    Telephone #     Fax #
             ----------------------

WARREN K. WELLS                                 Address

By:  /s/ WARREN K. WELLS                        234 Meriwether Street
     ------------------------------             Griffin, Georgia 30223
Title:                                          770/229-1565    770/229-4339
       ----------------------------
Company TIN:                                    Telephone #     Fax #
             ----------------------

      The Depository hereby acknowledges receipt of the Property described in Schedule A hereof and hereby accepts the same as Depository hereunder, subject to the terms and conditions set forth above, this ___________ day of __________, 199__.

                               NationsBank of Texas, National Association,
                               DEPOSITORY

                               BY:  /s/ BILLIE COLLINS
                                    --------------------------
                            TITLE:  Assistant Vice President
                                    --------------------------

ATTACHMENTS:

Schedule A - Description of Property
Exhibit A  - Schedule of Fees
Exhibit B  - Disclosure and Direction (Investments)
Exhibit C  - Withholding Form

                                   SCHEDULE A

                             DESCRIPTION OF PROPERTY

(Description of the "Property" as that term is defined in paragraph 2 of the Agreement) In the event the property is other than cash, securities or negotiable instruments, the following provisions shall apply: (i) Depository makes no warranty as to the suitability for any particular purpose of the Property deposited with Depository hereunder, or (ii) Depository makes no warranty that the facilities of the Depository are suitable for the deposit of the Property, or (ii) Depository shall not be liable for any deterioration or destruction of the Property while in the possession of Depository, except for the gross negligence or willful misconduct of the Depository, or (iv) Depository has no duty to determine if any Property deposited hereunder is in fact the property that is required to be deposited hereunder pursuant to any agreement of the Undersigned.

                                $500,000.00 CASH



The following person(s) are designated as Authorized Representative as that term is defined in the Agreement and specimen signatures are shown:

CONTACT COMMUNICATIONS INC.               /s/ MARK A. SOLLS
-----------------------------------       ---------------------------------
By:   Mark A. Solls, Vice President       Signature


COBBWELLS, INC.                           /s/ JAMES H. COBB, III
-----------------------------------       ---------------------------------
By: President                             Signature


JAMES H. COBB, III                        /s/ JAMES H. COBB, III
-----------------------------------       ---------------------------------
By:                                       Signature


WARREN K. WELLS                           /s/ WARREN K. WELLS
-----------------------------------       ---------------------------------
By:                                       Signature

                                    EXHIBIT A


                                SCHEDULE OF FEES

                                    $1,800.00



Out of pocket expenses such as, but not limited to, postage, courier, insurance, long distance telephone, stationery, travel, legal or accounting, etc., will be billed at cost.

The initial and administration fee are due at closing.

These fees do not include extraordinary services which will be priced according to time and scope of duties.

It is acknowledged that the Schedule of Fees shown above are acceptable for the services mutually agreed upon and the Undersigned authorize the Depository to perform said services.

ACKNOWLEDGED AND AGREED:


                       COBBWELLS, INC.

                       /s/ JAMES H. COBB, III
                       ---------------------------------------
                       BY: President


                       JAMES H. COBB, III

                       /s/ JAMES H. COBB, III
                       ---------------------------------------
                       BY:


                       WARREN K. WELLS

                       /s/ WARREN K. WELLS
                       ---------------------------------------
                       BY:


                       CONTACT COMMUNICATIONS INC.

                       /s/ MARK A. SOLLS
                       ---------------------------------------
                       BY:  Mark A. Solls, Vice President and
                            General Counsel

                       DATE:
                            ----------------------------------

                                  EXHIBIT D


22.  ADDITIONAL TERMS.

     (a)  INVESTMENT AND REINVESTMENT.     All proceeds, interest and other
payments or distributions made upon or with respect to any investments made pursuant to the provisions hereof (collectively, the "Accrued Earnings") shall be reinvested in the manner provided in paragraph 20. As used herein, the term "Property" shall mean the Deposits (as hereinafter defined) and Accrued Earnings.

     (b)  DEPOSIT OF FUNDS.     Concurrently herewith and pursuant to the terms
of that certain Stock Purchase Agreement dated as of November 22, 1995, by and among the Undersigned (the "Stock Purchase Agreement"). Purchaser is depositing with the Depository the sum of $500,000.00 in cash (the "Deposit").

     (c)  DISBURSEMENT OF THE PROPERTY.     The Property shall be held and
disbursed by the Depository as follows:

               (i)     UPON THE CLOSING.    If the Closing of the transactions
          contemplated by the Stock Purchase Agreement occurs on or before June 30, 1996 (the "Target Date"), then upon receipt of written instructions from the Undersigned, the Depository shall disburse the Deposits to the Seller as a credit against the purchase price of the Shares as referenced in the Stock Purchase Agreement and shall disburse the Accrued Earnings to the Purchaser.

               (ii)     FAILURE TO CLOSE.

               (A) If the Closing of the transactions contemplated by the Stock Purchase Agreement does not occur by the Target Date due to Purchaser's breach of the Stock Purchase Agreement, then, upon receipt of written instructions from the Undersigned, the Depository shall disburse the Property to the Seller.

               (B) If the Closing of the transactions contemplated by the Stock Purchase Agreement does not occur by the Target Date due to any reason other than those set forth in paragraph 22(c)(ii)(A), then upon receipt of written instructions from the Undersigned, the Depository shall disburse the Property to the Purchaser.

     (d)  NOTICES.

               (i) GENERALLY. All notices, requests, and other combinations required or permitted to be given under this Agreement shall be in writing and shall be delivered (a) personally to the addressee by hand with a written receipt for delivery, (b) by nationally recognized overnight delivery service (the "Overnight Service") for next business day delivery or (c) by certified or registered mail, return receipt requested, postage prepaid (the "Mail"). All notices and communications required or permitted under this Agreement shall be delivered to the addressee thereof at the address indicated below:

If to Seller or Shareholders:         James H. Cob, III
                                      Warren K. Wells
                                      234 Meriwether Street
                                      Griffin, Georgia 30223

With a copy to:                       James M. Cogburn, Jr.
                                      P.O. Box 907
                                      Griffin, Georgia  30224

If By Overnight Service               115 North Sixth Street
                                      Griffin, Georgia  30223

If To Purchaser:                      Contact Communications Inc.
                                      6340 LBJ Freeway
                                      Dallas, Texas 75240
                                      Attn:  Jackie R. Kimzey

With a copy to:                       ProNet Inc.
                                      6340 LBJ Freeway
                                      Dallas, Texas 75240
                                      Attn:  Mark A. Solls

If To Depository:                     NationsBank Of Texas, N.A.
                                      901 Main Street, 18th Floor
                                      Dallas, Texas  75202
                                      Attn:  Billie Collins


               (ii)  Notices by Telecopier.   Any party may give notices to any
other party named below by way of telefacsimile ("fax") transmission. If a notice pursuant to this Agreement is given by fax, it shall be directed to the telephone number indicated below, and the sending party must have a written confirmation from the receiving party (which confirmation may be sent by fax, Overnight Service, or Mail) before a notice given by fax is deemed effective.

Notices pursuant to this Agreement by fax shall be directed as follows:

If to Seller Or Shareholders:                (770)  229-4339

If to John M. Cogburn, Jr.:                  (770)  228-5018

If to Purchaser Or ProNet:                   (214)  774-0640

If To Depository:                            (214) 508-1797


               (iii) Effective Date of Notices. Notice given by Overnight Service or Mail shall be deemed to be effective at the time of (a) the first business day following deposit with the Overnight Service or (b) the date of receipt of the Mail, as the case may be.

               (iv) Change of Address. Any party may change the address or telephone number to which notices pursuant to this Agreement shall be sent. Any change of address shall be effective ten (10) days after notice of the change is delivered in accordance with paragraph 22 (d).

Any such notice shall be deemed sent when received at the address or fax number so designated.

     (e)  ALLOCATION OF DEPOSITORY'S FEES.   The Undersigned, as among
themselves, agree that all fees and expenses charged by or payable to the Depository shall be born fifty percent by the Purchaser and fifty percent by the Seller.

     (f) ALLOCATION OF INDEMNIFICATION LIABILITIES. The Undersigned, as among themselves, agree that, in the event of any dispute resulting in litigation over entitlement to our distribution of the Property, the non-prevailing party(ies) shall bear 100 percent of any and all losses, claims, damages, liabilities and expenses of the Depository for which the Undersigned may be jointly and severally liable under the terms of this Agreement.

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (the "Agreement") is entered into as of January 5, 1996, by and among PRONET INC., a Delaware corporation (the "Company"), and JAMES H. COBB, III (the "Seller").


                                    RECITALS:


     A. Contact Communications Inc., a wholly owned subsidiary of the Company ("Contact"), Cobbwells, Inc. ("Cobbwells") , the Seller, and James H. Cobb have entered into that certain Stock Purchase Agreement dated as of November 22, 1995 (the "Purchase Agreement"), pursuant to which Contact is to acquire Cobbwells.

     B. Pursuant to the terms of the Purchase Agreement, Contact may elect to pay a portion of the purchase price for Cobbwells in shares of the Company's common stock, par value $.01 per share ("Common Stock").

     C. Pursuant to the terms of the Purchase Agreement, the Company has agreed to register the shares of Common Stock received by the Seller thereunder pursuant to the terms and conditions set forth herein.

                                   AGREEMENTS:

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. As used herein, the following terms shall have the meanings indicated.

          "COMMISSION" means the Securities and Exchange Commission.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "REGISTRABLE SECURITIES" means the shares of Common Stock received by the Seller pursuant to the Purchase Agreement and held of record by the Seller. Any Registrable Security will cease to be a Registrable Security when such Registrable Security is no longer held of record by the Sellers.



          "SECURITIES ACT" means the Securities Act of 1933, as amended.

     2.   REGISTRATION STATEMENT.   Prior to the issuance of Common Stock by the
Company to the Seller , if any, pursuant to the terms of the Purchase Agreement, the Company shall file a "shelf" registration statement on an appropriate form pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission (the "Registration Statement"), with respect to the sale of all of the Registrable Securities and any other shares of Common Stock or other securities of the Company that the Company, in its sole discretion, elects to include therein. The Company shall have the Registration Statement declared effective by the Commission under the Securities Act prior to or concurrently with the delivery of any such shares of Common Stock and to keep the Registration Statement effective at least until 180 days has elapsed
following the date of such delivery (the delivery date).   The Company further
agrees, if necessary, to supplement or make amendments to the Registration Statement, as and when required by the registration form used by the Company for the Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules and regulations thereunder.

     3.   REGISTRATION PROCEDURES.

          The Company shall:

          (a) furnish to the Seller, upon delivery of the Registrable Securities, three copies of the Registration Statement as proposed to be filed, and thereafter furnish to the Seller such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as the Seller may reasonably request in writing in order to facilitate the disposition of the Registrable Securities owned by the Seller;

          (b) use all commercially reasonable efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Sellers may reasonably request, such that any such registration or qualification would be effective prior to or concurrently with the Delivery Date and do any and all other acts and things which may be reasonably necessary to enable the Seller to consummate the disposition of the Registrable Securities in such jurisdictions, PROVIDED that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (c) notify the Seller, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Seller any such supplement or amendment; and

          (d) make available for inspection by the Seller and any attorney, accountant or other professional retained thereby (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with the Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) in the judgment of counsel to the Company the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. The Seller agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. The Seller further agrees that he will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

     The Company may require the Seller to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration.

     The Seller agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 3(c) hereof, the Seller will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until the Seller's receipt of the copies of the supplemented or amended prospectus contemplated by subsection 3(c) hereof, and, if so directed by the Company, the Seller will deliver to the Company all copies, other than permanent file copies then in the Sellers' possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which the Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to subsection 3(c) hereof to the date when the Company shall make available to the Seller a prospectus supplemented or amended to conform with the requirements of subsection 3(c) hereof.

     4.   REGISTRATION EXPENSES.

     In connection with the Registration Statement required to be filed hereunder, the Company shall pay the following registration expenses: (a) all registration and filing fees; (b) the fees and expenses of the Company's compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (c) printing expenses; (d) the fees and disbursements of counsel for the Company and the fees and expenses for independent certified public accountants retained by the Company; and (e) the fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall not have any obligation to pay any legal fees of the Seller , any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any out-of-pocket expenses of the Seller (or his agents).

     5.   INDEMNIFICATION; CONTRIBUTION.

          (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Seller from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by the Seller or on the Seller's behalf expressly for use therein; PROVIDED, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities to such person if it is determined that it was the responsibility of the Seller to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense.

          (b)  INDEMNIFICATION BY THE SELLERS.   The Seller agrees to indemnify
and hold harmless, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Sellers , but only with respect to information furnished in writing by the Seller or on the Seller's behalf expressly for use in the Registration Statement or prospectus relating to the Registrable Securities, any amendment or supplement thereto or any preliminary prospectus.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under subsections (a) or
(b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

          (d)  CONTRIBUTION.  If the indemnification provided for in this
Section 5 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments in the following manner: as between the Company on the one hand and each Indemnified Party on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Party the Seller on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) SURVIVAL. The indemnity and contribution agreements contained in this Section 5 shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (iii) the consummation of the sale or successive resale of the Registrable Securities.

     6.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Sellers as follows (with the understanding that Seller is relying materially on each such representation and warranty in entering into and performing this Agreement):

     6.1 DUE ORGANIZATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and corporate authority to own or lease its properties and to carry on its business as, and in the places where, such properties are owned or leased and such business is conducted.

     6.2 DUE AUTHORIZATION. The Company has full corporate power and corporate authority to enter into and perform its obligations under this Agreement and each agreement, document, and instrument required to be executed by the Company in accordance herewith. This Agreement and the other agreements, documents, and instruments required to be executed and delivered by the Company in accordance herewith have been duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, or other laws, now or hereafter in effect, affecting creditors' rights generally, and
(b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses (including commercial reasonableness, good faith, and fair dealing) and to the discretion of the court before which any proceeding therefor may be brought.

     6.3 COMMON STOCK. The Common Stock, if any, to be issued by the Company to the Sellers pursuant to the Purchase Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid, and non-assessable.

     7.   MISCELLANEOUS.

          (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given other than as initially agreed upon in writing by the Company and the Seller.

          (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

               (i) if to the Seller, at the most current address given by the Seller to the Company, in accordance with the provisions of this subsection, which address initially is 234 Meriwether Street, Griffin, Georgia 30223, attention James H. Cobb, III.

               (ii) if to the Company, initially at 6340 LBJ Freeway, Dallas, Texas 75240, attention: Jackie R. Kimzey; Mark A. Solls, and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section.

          (c) SUCCESSORS AND ASSIGNS. The Seller shall not assign any rights or benefits under this Agreement without the prior written consent of the Company which consent shall not be unreasonably withheld, conditioned, or delayed. In the event of an assignment by the Company of its obligations under this Agreement in connection with an assignment by Contact of its right to pay the deferred portion of the Purchase Price (as defined in the Purchase Agreement) as provided in Section 9.7 of the Purchase Agreement, any references to "Common Stock" contained herein shall be deemed to be references to the "Common Stock" of such assignee as provided in Section 9.7 of the Purchase Agreement. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the Company and the Seller. The Company shall, in any event, remain jointly and severally responsible, with the assignee, for all of its obligations under this Agreement.

          (d) COUNTERPARTS. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for the Company and the Seller to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

          (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

          (g) SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

          (h) ENTIRE AGREEMENT. This Agreement is intended by the Company and the Seller as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the Seller with respect to such subject matter.

          (i) THIRD PARTY BENEFICIARIES. Other than Indemnified Parties not a party hereto, this Agreement is intended for the benefit of the Company and the Seller and their respective successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

          (j) EFFECTIVENESS. This Agreement shall have no force or effect unless and until the Company issues Common Stock to the Seller pursuant to terms of the Purchase Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                     PRONET INC.

                                     By:
                                         -------------------------------------
                                     Name:
                                           -----------------------------------
                                     Title:
                                            ----------------------------------



                                     -----------------------------------------
                                            James H. Cobb, III

                                   EXHIBIT B-1

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is entered into as of January 5, 1996, by and among PRONET INC., a Delaware corporation (the "Company"), and WARREN K. WELLS (the "Seller").

                                    RECITALS:


     A. Contact Communications Inc., a wholly owned subsidiary of the Company ("Contact"), Cobbwells, Inc. ("Cobbwells") , the Seller, and Warren K. Wells have entered into that certain Stock Purchase Agreement dated as of November 22, 1995 (the "Purchase Agreement"), pursuant to which Contact is to acquire Cobbwells.

     B. Pursuant to the terms of the Purchase Agreement, Contact may elect to pay a portion of the purchase price for Cobbwells in shares of the Company's common stock, par value $.01 per share ("Common Stock").

     C. Pursuant to the terms of the Purchase Agreement, the Company has agreed to register the shares of Common Stock received by the Seller thereunder pursuant to the terms and conditions set forth herein.

                                   AGREEMENTS:


     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. As used herein, the following terms shall have the meanings indicated.

          "COMMISSION" means the Securities and Exchange Commission.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "REGISTRABLE SECURITIES" means the shares of Common Stock received by the Seller pursuant to the Purchase Agreement and held of record by the Seller. Any Registrable Security will cease to be a Registrable Security when such Registrable Security is no longer held of record by the Sellers.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

     2.   REGISTRATION STATEMENT.   Prior to the issuance of Common Stock by the
Company to the Seller , if any, pursuant to the terms of the Purchase Agreement, the Company shall file a "shelf" registration statement on an appropriate form pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission (the "Registration Statement"), with respect to the sale of all of the Registrable Securities and any other shares of Common Stock or other securities of the Company that the Company, in its sole discretion, elects to include therein. The Company shall have the Registration Statement declared effective by the Commission under the Securities Act prior to or concurrently with the delivery of any such shares of Common Stock and to keep the Registration Statement effective at least until 180 days has elapsed
following the date of such delivery (the delivery date).   The Company further
agrees, if necessary, to supplement or make amendments to the Registration Statement, as and when required by the registration form used by the Company for the Registration Statement or by the instructions applicable to such registration form or by the Securities Act or the rules and regulations thereunder.

     3.   REGISTRATION PROCEDURES.

          The Company shall:

          (a) furnish to the Seller, upon delivery of the Registrable Securities, three copies of the Registration Statement as proposed to be filed, and thereafter furnish to the Seller such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents as the Seller may reasonably request in writing in order to facilitate the disposition of the Registrable Securities owned by the Seller;

          (b) use all commercially reasonable efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Sellers may reasonably request, such that any such registration or qualification would be effective prior to or concurrently with the Delivery Date and do any and all other acts and things which may be reasonably necessary to enable the Seller to consummate the disposition of the Registrable Securities in such jurisdictions, PROVIDED that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (c) notify the Seller, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to the Seller any such supplement or amendment; and

          (d) make available for inspection by the Seller and any attorney, accountant or other professional retained thereby (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspectors in connection with the Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) in the judgment of counsel to the Company the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. The Seller agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public. The Seller further agrees that he will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

     The Company may require the Seller to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with such registration.

     The Seller agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection 3(c) hereof, the Seller will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement until the Seller's receipt of the copies of the supplemented or amended prospectus contemplated by subsection 3(c) hereof, and, if so directed by the Company, the Seller will deliver to the Company all copies, other than permanent file copies then in the Sellers' possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which the Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of notice pursuant to subsection 3(c) hereof to the date when the Company shall make available to the Seller a prospectus supplemented or amended to conform with the requirements of subsection 3(c) hereof.

     4.   REGISTRATION EXPENSES.

     In connection with the Registration Statement required to be filed hereunder, the Company shall pay the following registration expenses: (a) all registration and filing fees; (b) the fees and expenses of the Company's compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (c) printing expenses; (d) the fees and disbursements of counsel for the Company and the fees and expenses for independent certified public accountants retained by the Company; and (e) the fees and expenses of any special experts retained by the Company in connection with such registration. The Company shall not have any obligation to pay any legal fees of the Seller , any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities or any out-of-pocket expenses of the Seller (or his agents).

     5.   INDEMNIFICATION; CONTRIBUTION.

          (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Seller from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus contained therein or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by the Seller or on the Seller's behalf expressly for use therein; PROVIDED, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this subsection shall not apply to the extent that any such loss, claim, damage, liability or expense results from the fact that a current copy of the prospectus was not sent or given to the person asserting any such loss, claim, damage, liability or expense at or prior to the written confirmation of the sale of the Registrable Securities to such person if it is determined that it was the responsibility of the Seller to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage, liability or expense.

          (b)  INDEMNIFICATION BY THE SELLERS.   The Seller agrees to indemnify
and hold harmless, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Sellers , but only with respect to information furnished in writing by the Seller or on the Seller's behalf expressly for use in the Registration Statement or prospectus relating to the Registrable Securities, any amendment or supplement thereto or any preliminary prospectus.

          (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation) shall be brought or asserted against any person entitled to indemnification under subsections (a) or
(b) above (an "Indemnified Party") in respect of which indemnity may be sought from any party who has agreed to provide such indemnification (an "Indemnifying Party"), the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all expenses. Such Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party has agreed to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that there is a conflict of interest on the part of counsel employed by the Indemnifying Party to represent such Indemnified Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party; it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties, which firm shall be designated in writing by such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.

          (d)  CONTRIBUTION.  If the indemnification provided for in this
Section 5 is unavailable to the Indemnified Parties in respect of any losses, claims, damages, liabilities or judgments referred to herein, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities and judgments in the following manner: as between the Company on the one hand and each Indemnified Party on the other, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Party the Seller on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of subsection 11(f) of the Securities
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) SURVIVAL. The indemnity and contribution agreements contained in this Section 5 shall remain operative and in full force and effect regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (iii) the consummation of the sale or successive resale of the Registrable Securities.

     6.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Sellers as follows (with the understanding that Seller is relying materially on each such representation and warranty in entering into and performing this Agreement):

     6.1 DUE ORGANIZATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and has full corporate power and corporate authority to own or lease its properties and to carry on its business as, and in the places where, such properties are owned or leased and such business is conducted.

     6.2 DUE AUTHORIZATION. The Company has full corporate power and corporate authority to enter into and perform its obligations under this Agreement and each agreement, document, and instrument required to be executed by the Company in accordance herewith. This Agreement and the other agreements, documents, and instruments required to be executed and delivered by the Company in accordance herewith have been duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, fraudulent transfer, or other laws, now or hereafter in effect, affecting creditors' rights generally, and
(b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses (including commercial reasonableness, good faith, and fair dealing) and to the discretion of the court before which any proceeding therefor may be brought.

     6.3 COMMON STOCK. The Common Stock, if any, to be issued by the Company to the Sellers pursuant to the Purchase Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid, and non-assessable.




     7.   MISCELLANEOUS.

          (a) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given other than as initially agreed upon in writing by the Company and the Seller.

          (b) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

               (i) if to the Seller, at the most current address given by the Seller to the Company, in accordance with the provisions of this subsection, which address initially is 234 Meriwether Street, Griffin, Georgia 30223, attention Warren K. Wells.

               (ii) if to the Company, initially at 6340 LBJ Freeway, Dallas, Texas 75240, attention: Jackie R. Kimzey; Mark A. Solls, and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section.

          (c) SUCCESSORS AND ASSIGNS. The Seller shall not assign any rights or benefits under this Agreement without the prior written consent of the Company which consent shall not be unreasonably withheld, conditioned, or delayed. In the event of an assignment by the Company of its obligations under this Agreement in connection with an assignment by Contact of its right to pay the deferred portion of the Purchase Price (as defined in the Purchase Agreement) as provided in Section 9.7 of the Purchase Agreement, any references to "Common Stock" contained herein shall be deemed to be references to the "Common Stock" of such assignee as provided in Section 9.7 of the Purchase Agreement. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the Company and the Seller. The Company shall, in any event, remain jointly and severally responsible, with the assignee, for all of its obligations under this Agreement.

          (d) COUNTERPARTS. This Agreement may be executed in a number of identical counterparts and it shall not be necessary for the Company and the Seller to execute each of such counterparts, but when each has executed and delivered one or more of such counterparts, the several parts, when taken together, shall be deemed to constitute one and the same instrument, enforceable against each in accordance with its terms. In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement of this Agreement is sought.

          (e) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OR CHOICE OF LAW.

          (g) SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

          (h) ENTIRE AGREEMENT. This Agreement is intended by the Company and the Seller as a final expression of their agreement and is intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the Seller with respect to such subject matter.

          (i) THIRD PARTY BENEFICIARIES. Other than Indemnified Parties not a party hereto, this Agreement is intended for the benefit of the Company and the Seller and their respective successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

          (j) EFFECTIVENESS. This Agreement shall have no force or effect unless and until the Company issues Common Stock to the Seller pursuant to terms of the Purchase Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                   PRONET INC.



                                   By:
                                       ---------------------------------------
                                   Name:
                                         -------------------------------------
                                   Title:
                                          ------------------------------------




                                   -------------------------------------------
                                       Warren K. Wells

                                   EXHIBIT C

                                    FORM OR
                         OPINION OF JOHN M. COGBURN, JR.

                                 January 5, 1996


Contact Communications Inc. and
ProNet Inc.
6340 LBJ Freeway
Dallas, Texas  75240
Attn:  Mark A. Solls, Vice President and
General Counsel

Gentlemen:

     We have acted as counsel to James H. Cobb, III, and Warren K. Wells (the "Sellers") and CobbWells, Inc., a Georgia corporation (the "Company") in connection with the negotiation of the Stock Purchase Agreement (the "Agreement") and the related agreements which are attached thereto as Exhibits (collectively, the Agreement and Exhibits are referred to below as the "Transaction Documents") and relating to the sale of all of the Shares to Contact Communications Inc. (the "Transaction"). This opinion is rendered pursuant to Section 6.1(c) of the Agreement. Capitalized terms used in this opinion and not otherwise defined shall have the same meanings given to such terms in the Agreement.

     In the capacity described above, we have considered such matters of law and of fact, including the examination of originals or copies, certified or otherwise identified to our satisfaction, of such records and documents of the Company, certificates of the Sellers and officers and representatives of the Company, certificates of public officials, and other documents as we have deemed appropriate as a basis for the opinions set forth below. Except as stated in this paragraph, we have undertaken no independent factual investigation.

     In making our examination of the Transaction Documents to which the Purchaser and ProNet are parties, we have assumed that the Purchaser and ProNet have the power to enter into and perform all of their obligations thereunder and also have assumed the due

Contact Communications Inc. and
ProNet Inc.
January 5, 1996
Page 2


authorization by the Purchaser and ProNet of all requisite action and the due execution and delivery of such documents by the Purchaser and ProNet.

     The opinions expressed below are subject to the following further qualifications:

          (i) Our opinion is subject the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws relating to or affecting the rights of creditors generally and to general principles of equity.

          (ii) The opinions set forth in this letter are limited to the laws of the state of Georgia and applicable federal laws, but we expressly do not opine on any matter related to the violation of any securities, communications, or antitrust or unfair competition laws or regulations.

     Based upon and subject to the foregoing, we are of the opinion that:

          1. The Company is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Georgia.

          2. The Company has full corporate power and corporate authority to execute and deliver the Transaction Documents and to perform the obligations contemplated thereby. The execution and delivery by the Company of each of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on the part of the Company. Such documents have been duly executed and delivered by the Company and constitute the legal, valid, and binding obligations of the Company enforceable in accordance with their respective terms.

          3. The Sellers have duly executed and delivered the Transaction Documents to which they are parties. Such documents constitute the legal, valid, and binding obligations of the Sellers enforceable in accordance with their respective terms.

          4. Neither the execution and delivery by the Company of the Transaction Documents to which it is a party, nor the performance by the Company

Contact Communications Inc. and
ProNet Inc.
January 5, 1996
Page 3


               of its obligations thereunder violates or conflicts with, results in a breach of, or constitutes a default under the Company's articles of incorporation or bylaws, any law, any judgment, decree, or order of any court or any other agency of government known to this firm that is applicable to the Company or its property, or any Material Agreement known to this firm to which the Company is a party or by which the Company's property is bound.

          5. Neither the execution and delivery by the Sellers of the Transaction Documents executed by them, nor the performance by the Sellers of their obligations thereunder, violates or conflicts with, results in a breach of, or constitutes a default under any law, any judgment, decree, or order of any court or any other agency of government known to this firm that is applicable to the Sellers or their property, or any material agreement known to this firm to which the Sellers are parties, or by which their property is bound.

          6. Except for the approval or authorization of the Federal Communications Commission, the Federal Aviation Administration, the Securities and Exchange Commission, and similar state and local regulatory agencies, boards, or authorities, to our knowledge, no approvals or authorizations by, or filings or qualifications with, any state, federal, or local agency, authority, or body are required in connection with the execution, delivery, and performance of the Agreement or any other agreements or documents executed and delivered pursuant thereto by the Company and/or the Sellers, except such as have been duly obtained or made.

          7. To our knowledge after inquiry, there is no action, suit, investigation, or proceeding that is pending or threatened against or affecting the Company or the Sellers in any court or before any governmental authority, arbitration board, or tribunal that (a) involves any of the transactions contemplated by the Agreement or (b) if decided adversely to the Company or such Sellers, would materially and adversely affect the Company's assets.

Contact Communications Inc. and
ProNet Inc.
January 5, 1996
Page 4


          8. To our knowledge after inquiry, there are no pending or threatened condemnation or similar proceedings or assessments affecting the Company's assets or any part thereof and there are no such proceedings or assessments contemplated by any governmental authority.

          9. To our knowledge after inquiry, neither the Company nor the Sellers have entered into any agreement pursuant to which any other individual or entity has obtained the right to acquire any or all of the Shares or any of the Company's assets, except as such assets may be sold or leased in the ordinary course of business.

          10. Upon the consummation by the Sellers and the Company of the transactions contemplated by the Agreement, the Purchaser shall have duly and validly acquired all of the right, title and interest in and to the Shares and the Shares will have been conveyed by proper and enforceable instruments of conveyance, and, to our knowledge after inquiry, all consents of third parties necessary for such conveyance to be valid and enforceable by the Purchaser against third parties will have been obtained.

          11. To our knowledge after inquiry, the Company does not currently sponsor or contribute to, or have any contract or other obligation to sponsor or contribute to, any employee benefit plan subject to ERISA, except the CobbWells, Inc., d/b/a Page One Flexible Benefit Plan dated April 15, 1995.

     We call your attention to the fact that although we have acted as legal counsel to the Sellers and the Company in this transaction, we are not involved in the day to day affairs of the Company, and our knowledge of the existence of any litigation, proceedings, or contractual matters which would bear upon the opinions set forth above, must therefore be based solely upon matters brought to our attention by the Sellers. However, we have no reason to believe that any matter material to the Transaction has not been brought to our attention. The phrase "after inquiry" as used above means inquiry of the Sellers.

Contact Communications Inc. and
ProNet Inc.
January 5, 1996
Page 5

     This opinion is solely for the benefit of the addressees and may not be relied upon by any other person or party or in any other context without our prior written consent. We expressly disclaim any responsibility for advising you of any change in conditions, including any changes the law or in factual matters, occurring subsequent to the date of this opinion.


                                   Sincerely,



                                   JOHN M. COGBURN, JR.

JMCjr/kas

                                    EXHIBIT D

                                     FORM OF
                        OPINION OF PAGE ONE'S FCC COUNSEL

     1. The Page One and the Sellers have complied in all respects with, and are not in violation in any respect of, the Communications Act of 1934, as amended, and the rules, regulations, policies, precedents and orders promulgated thereunder (collectively, the "Act"), by virtue of the licenses and authorizations issued or granted to the Page One by the FCC, as listed in Annex 7 to Schedule 1.1 of the Agreement (the "Licenses"), except as listed in
SCHEDULE 3.8 to the Agreement.

     2. The Licenses, which constitute all licenses, orders and other authorizations from the FCC which are necessary for the Page One's operation of the System, were duly issued by the FCC to the Page One and have not been sold, conveyed, pledged, assigned or transferred to any other party. There are no liens, charges, encumbrances or adverse claims with respect to the Licenses.
All of the Licenses are in full force and effect and their grant to the Page One is "final," I.E., no longer subject to administrative reconsideration or review or to judicial review, whether on motion of the reviewing agency or otherwise. No License is subject to any condition or requirement not generally imposed by the FCC upon holders of authorizations in the same service. The Licenses were properly and validly obtained by the Page One in compliance with the Act. No party has valid grounds to contest the assignment of the Licenses as contemplated by the Agreement. No event has occurred with respect to any of the Licenses which permits, or after notice or lapse of time or both would permit, revocation or termination thereof or would result in any impairment of the rights of the holder of any License or the imposition of a forfeiture against the Page One or the Sellers or any subsequent holder with respect to their operation of the System. The Page One and the Sellers have received no pending notice of violation with respect to any of the Licenses. All Licenses are renewable by their terms, and the Licenses can be renewed without the need to pay any amounts other than routine FCC fees. No state regulatory agencies exercise any jurisdiction over the operation of the System.

     3. The execution, delivery and performance of the Agreement by the Purchaser, the Page One and the Sellers will not violate, conflict with or result in the breach of any term, condition or provision of, or require the consent of any other party to, any judgment, order, writ, injunction, decree or award of any court, arbitrator or governmental or regulatory official, body or authority which is applicable to the Page One or the Sellers or any of their assets by virtue of the Licenses. All authorizations, approvals and consents of, and registrations and filings with and notices to, the FCC required in connection with the execution, delivery and performance of the Agreement (including the assignment of the Licenses from Page One to Purchaser) by the Page One and the Sellers by virtue of the Licenses are in full force and effect and their grant is "final," other than certain post-closing informational filings that may be required by the Act (I.E., written notification to the FCC that the assignment has, in fact, been completed).

      4. The Page One has obtained all necessary clearances from the Federal Aviation Administration ("FAA") for the construction of all radio towers associated with the System. The Page One and the Sellers have complied in all respects with, and are not in violation in any respect of, all rules, regulations, policies, precedents or orders of the FAA with respect to such towers.

     5. No judgments, decrees or orders have been issued by the FCC against the Page One or the Sellers in connection with the Licenses or the System. No action, proceeding, inquiry, investigation, notice of apparent liability, order of forfeiture, show cause order, license revocation proceeding, formal complaint or informal complaint is currently pending or threatened by or before the FCC regarding the Licenses or the Systems, or (insofar as it relates to the Licenses or the Systems) regarding the Page One or the Sellers, other than rulemaking proceedings of general applicability pertaining to the paging industry. All reports and other filings required under the Act with respect to the Licenses, the System, or (insofar as they relate to the Licenses or the System) the Page One have been made in a timely manner.

                                   EXHIBIT E

                            NONCOMPETITION AGREEMENT


     This Noncompetition Agreement (the "Agreement") is entered into as of January 5, 1996, between CONTACT COMMUNICATIONS INC., a Delaware corporation (the "Company"), and JAMES H. COBB, III (the "Shareholder").


                               W I T N E S S E T H


     WHEREAS, concurrently herewith, the Shareholder is selling, transferring, and assigning 75 shares of common stock of Cobbwells, Inc., a Georgia business corporation, pursuant to that certain Stock Purchase Agreement (the "Purchase Agreement") dated as of November 22, 1995, by and among the Company, Cobbwells, Inc., the Shareholder, and Warren K. Wells; and

     WHEREAS, Cobbwells, Inc., owns and operates a radio paging system business (such property, assets, and business, including all affiliated networks, being hereinafter collectively called the "System"); and

     WHEREAS, the Shareholder has been affiliated with Cobbwells, Inc. for a number of years and, as a principal Shareholder and officer of Cobbwells, Inc., possesses valuable knowledge about the business and operations of Cobbwells, Inc. and the System; and

     WHEREAS, the Company has requested that the Shareholder enter into this Agreement as an inducement to the Company to enter into and consummate the transactions contemplated by the Purchase Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. CONSIDERATION. The Shareholder has entered into this Agreement and made the covenants hereinafter set forth in order to induce the Company to consummate the transactions contemplated by the Purchase Agreement.

     2. CONFIDENTIAL INFORMATION. The Shareholder acknowledges that the information, observations, and data obtained or possessed by him concerning the business affairs of the System is the property of Cobbwells, Inc. and not the Shareholder. Therefore, the Shareholder agrees that he will not disclose to any third party (unless expressly authorized in writing by the

Company) or use for his own account any of such information, observations, or data unless and to the extent that such information, observations, or data become generally known to and available for use by the public otherwise than as a result of the Shareholder's act or omission to act except as otherwise expressly permitted by this Agreement or required by law. The Shareholder agrees to deliver to the Company, at any time the Company may request, all memoranda, notes, plans, records, reports, and other documents (and copies thereof) relating to the conduct of the System of which he may then possess or have under his control.

     3. NONCOMPETITION. The Shareholder agrees that he shall not, until 11:59 p.m. on the fifth (5th) anniversary of the date hereof:

          a. directly or indirectly own, engage in, manage, operate, join, control, or participate in the ownership, management, operation, or control of, or be connected as a stockholder, director, officer, employee, agent, partner, joint venturer, member, beneficiary, or otherwise with, any corporation, limited liability company, partnership, sole proprietorship, association, business, trust, or other organization, entity or individual which in any way competes with the Company in the sale or leasing of pagers or paging services in the protected Area (as hereinafter defined); PROVIDED, HOWEVER, that the Shareholder may own, directly or indirectly, securities of any entity traded on any national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System if the Shareholder does not, directly or indirectly, own 1% or more of any class of equity securities, or securities convertible into or exercisable or exchangeable for 1% or more of any class of equity securities, of such entity;

          b. aid, abet, or otherwise assist any individual, business or other organization or entity in canvassing, soliciting, or accepting any contracts for the sale or lease of pagers or paging services in the protected Area;

          c. directly or indirectly request or advise any present or future customers of the Company to cancel any contracts with Cobbwells, Inc. or the Company or curtail their dealings with Cobbwells, Inc. or the Company;

          d. directly or indirectly request or advise any present or future service provider or financial resource of the System or Cobbwells, Inc. or the Company to withdraw, curtail, or cancel the furnishing of such service or resource to Cobbwells, Inc. or the Company;

          e. directly or indirectly disclose or communicate to any other person, firm, or corporation:

               (1) the names of past, present, or future customers of Cobbwells, Inc. or the Company; or

               (2) any names of past, present, or future employees or other knowledge of or relating to Cobbwells, Inc. or the Company; or

          f. directly or indirectly induce or attempt to influence any employee of Cobbwells, Inc. or the Company to terminate his or her employment.

As used herein, the protected "Area" means Georgia and South Carolina.

     4. AMENDMENTS. This Agreement may be amended or modified from time to time, but only by a written instrument executed by both parties hereto.

     5. NOTICES. Any notices required or permitted hereunder shall be in writing and shall be deemed given (a) when personally delivered, (b) when confirmed if delivered by telefacsimile or similar device, or (c) when sent by registered or certified mail, return receipt requested, addressed to the other party at its or his address set forth below its or his signature to this Agreement, or at such other address as it or he may specify in writing in accordance with this Section 5.

     6. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior discussions and understandings.

     7. ASSIGNMENT; PARTIES BOUND. The Company may assign its rights and obligations hereunder to any party. The Shareholder may not delegate any of his obligations hereunder. Any delegation in violation of the foregoing shall be null and void. Subject to the foregoing, this Agreement shall be binding upon the parties hereto and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.

     8. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Georgia (regardless of the laws that might otherwise govern under applicable Georgia principles of conflicts of law) as to all matters, including but not limited to, matters of validity, construction, effect, performance, and remedies.

     9. NON-WAIVER OF BREACH. A waiver by any party hereto of a particular breach or default in connection with any provision of this Agreement shall not be deemed a waiver of any subsequent default or breach of the same or any other provision of this Agreement.

     10. INVALID PROVISION. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     11. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

     12. ATTORNEYS' FEES. If either party hereto brings any action, at law or in equity, to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover from the other party hereto reasonable attorneys' fees in addition to any other relief to which such party may be entitled.

     13. ENFORCEMENT OF COVENANTS. The Shareholder agrees that a violation on his part of any covenant contained herein shall cause irreparable damage to the Company and, consequently, the Shareholder further agrees that the Company shall be entitled, as a matter of right, to an injunction restraining any further violation of such covenant by the Shareholder. Such right to an injunction shall be cumulative and in addition to all other remedies the Company may have, including, but not limited to, recovery of damages.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       CONTACT COMMUNICATIONS INC.


                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

                                       Address:  6340 LBJ Freeway
                                                 Dallas, Texas  75240
                                                 Attn:   Jackie R. Kimzey
                                                         Mark A. Solls
                                                 Fax No: (214) 774-0646



                                       James H. Cobb, III

                                       --------------------------------------

                                       Address:
                                                -----------------------------
                                       --------------------------------------
                                       --------------------------------------
                                       --------------------------------------

                                   EXHIBIT F

                            NONCOMPETITION AGREEMENT


     This Noncompetition Agreement (the "Agreement") is entered into as of January 5, 1996, between CONTACT COMMUNICATIONS INC., a Delaware corporation (the "Company"), and WARREN K. WELLS (the "Shareholder").


                               W I T N E S S E T H


     WHEREAS, concurrently herewith, the Shareholder is selling, transferring, and assigning 75 shares of common stock of Cobbwells, Inc., a Georgia business corporation, pursuant to that certain Stock Purchase Agreement (the "Purchase Agreement") dated as of November 22, 1995, by and among the Company, Cobbwells, Inc., the Shareholder, and Warren K. Wells; and

     WHEREAS, Cobbwells, Inc., owns and operates a radio paging system business (such property, assets, and business, including all affiliated networks, being hereinafter collectively called the "System"); and

     WHEREAS, the Shareholder has been affiliated with Cobbwells, Inc. for a number of years and, as a principal Shareholder and officer of Cobbwells, Inc., possesses valuable knowledge about the business and operations of Cobbwells, Inc. and the System; and

     WHEREAS, the Company has requested that the Shareholder enter into this Agreement as an inducement to the Company to enter into and consummate the transactions contemplated by the Purchase Agreement;

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. CONSIDERATION. The Shareholder has entered into this Agreement and made the covenants hereinafter set forth in order to induce the Company to consummate the transactions contemplated by the Purchase Agreement.

     2. CONFIDENTIAL INFORMATION. The Shareholder acknowledges that the information, observations, and data obtained or possessed by him concerning the business affairs of the System is the property of Cobbwells, Inc. and not the Shareholder. Therefore, the Shareholder agrees that he will not disclose to any third party (unless expressly authorized in writing by the Company) or use for his own account any of such information, observations, or data unless and to the extent that such information, observations, or data become generally known to and available for use by the public otherwise than as a result of the Shareholder's act or omission to act except as otherwise expressly permitted by this Agreement or required by law.
 The Shareholder agrees to deliver to the Company, at any time the Company may request, all memoranda, notes, plans, records, reports, and other documents (and copies thereof) relating to the conduct of the System of which he may then possess or have under his control.

     3. NONCOMPETITION. The Shareholder agrees that he shall not, until 11:59 p.m. on the fifth (5th) anniversary of the date hereof:

          a. directly or indirectly own, engage in, manage, operate, join, control, or participate in the ownership, management, operation, or control of, or be connected as a stockholder, director, officer, employee, agent, partner, joint venturer, member, beneficiary, or otherwise with, any corporation, limited liability company, partnership, sole proprietorship, association, business, trust, or other organization, entity or individual which in any way competes with the Company in the sale or leasing of pagers or paging services in the protected Area (as hereinafter defined); PROVIDED, HOWEVER, that the Shareholder may own, directly or indirectly, securities of any entity traded on any national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System if the Shareholder does not, directly or indirectly, own 1% or more of any class of equity securities, or securities convertible into or exercisable or exchangeable for 1% or more of any class of equity securities, of such entity;

          b. aid, abet, or otherwise assist any individual, business or other organization or entity in canvassing, soliciting, or accepting any contracts for the sale or lease of pagers or paging services in the protected Area;

          c. directly or indirectly request or advise any present or future customers of the Company to cancel any contracts with Cobbwells, Inc. or the Company or curtail their dealings with Cobbwells, Inc. or the Company;

          d. directly or indirectly request or advise any present or future service provider or financial resource of the System or Cobbwells, Inc. or the Company to withdraw, curtail, or cancel the furnishing of such service or resource to Cobbwells, Inc. or the Company;

          e. directly or indirectly disclose or communicate to any other person, firm, or corporation:

               (1) the names of past, present, or future customers of Cobbwells, Inc. or the Company; or

               (2) any names of past, present, or future employees or other knowledge of or relating to Cobbwells, Inc. or the Company; or

          f. directly or indirectly induce or attempt to influence any employee of Cobbwells, Inc. or the Company to terminate his or her employment.

As used herein, the protected "Area" means Georgia and South Carolina .

     4. AMENDMENTS. This Agreement may be amended or modified from time to time, but only by a written instrument executed by both parties hereto.

     5. NOTICES. Any notices required or permitted hereunder shall be in writing and shall be deemed given (a) when personally delivered, (b) when confirmed if delivered by telefacsimile or similar device, or (c) when sent by registered or certified mail, return receipt requested, addressed to the other party at its or his address set forth below its or his signature to this Agreement, or at such other address as it or he may specify in writing in accordance with this Section 5.

     6. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto respecting the subject matter hereof and supersedes all prior discussions and understandings.

     7. ASSIGNMENT; PARTIES BOUND. The Company may delegate its rights and obligations hereunder to any party. The Shareholder may not assign any of his obligations hereunder. Any delegation in violation of the foregoing shall be null and void. Subject to the foregoing, this Agreement shall be binding upon the parties hereto and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and permitted assigns.

     8. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Georgia (regardless of the laws that might otherwise govern under applicable Georgia principles of conflicts of law) as to all matters, including but not limited to, matters of validity, construction, effect, performance, and remedies.

     9. NON-WAIVER OF BREACH. A waiver by any party hereto of a particular breach or default in connection with any provision of this Agreement shall not be deemed a waiver of any subsequent default or breach of the same or any other provision of this Agreement.

     10. INVALID PROVISION. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be severable, and this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

     11. HEADINGS. The headings in this Agreement are for purposes of reference only and shall not be considered in construing this Agreement.

     12. ATTORNEYS' FEES. If either party hereto brings any action, at law or in equity, to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover from the other party hereto reasonable attorneys' fees in addition to any other relief to which such party may be entitled.

     13. ENFORCEMENT OF COVENANTS. The Shareholder agrees that a violation on his part of any covenant contained herein shall cause irreparable damage to the Company and, consequently, the Shareholder further agrees that the Company shall be entitled, as a matter of right, to an injunction restraining any further violation of such covenant by the Shareholder. Such right to an injunction shall be cumulative and in addition to all other remedies the Company may have, including, but not limited to, recovery of damages.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       CONTACT COMMUNICATIONS INC.


                                       By:
                                           ----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

                                       Address:  6340 LBJ Freeway
                                                 Dallas, Texas 75240
                                                 Attn:   Jackie R. Kimzey
                                                         Mark A. Solls
                                                 Fax No: (214) 774-0646



                                       Warren K. Wells

                                       -------------------------------------

                                       Address:
                                                ----------------------------
                                       -------------------------------------
                                       -------------------------------------
                                       -------------------------------------

                                    EXHIBIT G

                           CONTACT COMMUNICATIONS INC.
                            600 DATA DRIVE, SUITE 100
                               PLANO, TEXAS  75075
January 5, 1996

Mr. James H. Cobb, III
President
Cobbwells, Inc.
245 Meriwether Stret
Griffin, GA  30223-3010

Dear  James:

     I have acted as counsel to ProNet Inc., a Delaware corporation ("ProNet"), and Contact Communications Inc., a Delaware corporation ("Buyer"), in connection with the purchase of substantially all of the property and assets used in the radio paging systems business conducted in the name of Cobbwells, Inc. d/b/a Page One/Airtel, a Georgia Corporation, pursuant to the Asset Purchase Agreement dated Novembrer 22, 19995, 1995, ("Agreement") between you, buyer and ProNet. Except as otherwise indicated herein, capitalized terms used in this opinion letter are defined in the Agreement.

     In giving the opinion set forth below, I have examined originals or copies, certified or otherwise identified to my satisfaction, of the following documents: (i) the Agreement, including all exhibits and schedules thereto,
(ii) copies of some of the agreements, certificates and other documents delivered at the Closing under the Agreement, (iii) certificates of officers of ProNet and Buyer and public officials, and (iv) such corporate records and documents and other documents and certificates as I have deemed appropriate in connection with the limited opinion hereinafter expressed. In such examination I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the legal capacity of natural persons, the conformity to the originals of all documents submitted to me as copies and the authenticity of the originals of such documents. As to questions of fact material to our opinion which I did not independently verify, I have relied upon the representations of (a) other officers or agents of ProNet or Buyer or (b) public officials.

     I have relied upon, and assumed the accuracy of, the representations and warranties and other statements of fact contained in the Agreement and in other certificates and documents I have reviewed. Except in my capacity as an officer of ProNet and Buyer or as described herein, I have not undertaken any independent investigation to determine the existence or absence of such facts. Further, I assume that none of the information provided to me contains any untrue statement or omits any fact necessary to make the statement, made under the circumstances which they are made, not misleading. I have assumed the power and authority of you to execute, deliver

James H. Cobb, III
Page -2-

and perform the Agreement and all related documents to which you are a party, that the Agreement and each related document constitute valid and binding obligations of you enforceable against you in accordance with its respective terms, and that you have taken all actions necessary to consummate the Agreement and related transactions.

     This opinion is limited to the specific matters enumerated below. No opinion should be inferred as to any other matter.

     Subject to the qualifications set forth herein, it is my opinion that:

     1. Each of ProNet and Buyer is a corporation, validly existing and in good standing under the laws of the State of Delaware and duly qualified and in good standing to do business in the State of Texas.

     2. Each of ProNet and Buyer has the corporate right, power, authority and capacity to execute and deliver the Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of the Agreement, the performance of its obligations thereunder and the consummation of the transactions contemplated thereby have been duly and validly authorized and approved by the boards of directors and the stockholders of each ProNet and Buyer, and no other corporate proceedings on the part of ProNet and Buyer are necessary to authorize the execution and delivery of the Agreement, the performance of its obligations thereunder, or the consummation of the transactions contemplated thereby. The Agreement has been duly and validly executed and delivered by each ProNet and Buyer, and the Agreement constitutes the legal, valid and binding agreement of each ProNet and Buyer enforceable against each of them in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to creditors rights generally and general equitable principles.

     3. To the best of my knowledge and except for consents, transfer restrictions and other matters indicated in the Agreement, no filing or registration with or notice to and no governmental authorization or approval of any governmental authority, creditor or other person in a contractual relationship with ProNet or Buyer is necessary in connection with the ProNet's or Buyer's execution and delivery of the Agreement, the performance of its obligations thereunder, or the consummation of the transactions contemplated thereby. Further, to the best of my knowledge and except for consents, transfer restrictions and other matters indicated in the Agreement, neither the execution and delivery of the Agreement, the consummation of the transactions contemplated thereby, nor the compliance by the ProNet or Buyer with any of the provisions hereof will (i) conflict with or violate any provision of the Certificate or Articles of incorporation or Bylaws or other charter documents of ProNet or Buyer, or (ii) result in a material conflict, violation, breach, default or termination (or give rise to any right of or

James H. Cobb, III
Page -3-

license to which ProNet or Buyer is a party or by which ProNet or Buyer or any of their respective properties or assets may be bound.

     The law covered by the opinions expressed herein is limited to the federal law of the United States, the law of the State of Texas, and the corporate law of the State of Delaware his opinion is solely for your information in connection with the Agreement and related transactions and may not be relied upon by any other person or for any other purpose without my prior written consent. This opinion is rendered as of the date hereof and I undertake no, and hereby disclaim any, obligation to advise you of any change.

Very truly yours,



----------------------------------
Mark A. Solls
Vice President and General Counsel
ProNet Inc.
Contact Communications Inc.

                                   EXHIBIT H

                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT (this "Guaranty") is given January 5, 1996, to JAMES H. COBB, III (the "Seller") by PRONET INC., a Delaware corporation (the "Guarantor") for the obligations of CONTACT COMMUNICATIONS INC., a Delaware Corporation (the "Purchaser").

                                    RECITALS

     WHEREAS, the Seller has sold seventy-five (75) Shares of the common stock of CobbWells, Inc., a Georgia corporation (the "Shares") to the Purchaser pursuant to a Stock Purchase Agreement by and among CobbWells, Inc., the Seller, Warren K. Wells, the Purchaser, and the Guarantor dated November 22, 1995, (the "Purchase Agreement"); and

     WHEREAS, a portion of the Purchase Price of the Shares (the "Deferred Amount") is to be paid in whole or in part on or before the first anniversary of the date of the Closing of the sale of the Shares pursuant to the Purchase Agreement; and

     WHEREAS, Guarantor agreed in Section 9.22 of the Purchase Agreement to guarantee all of the duties and obligations of the Purchaser under the Purchase Agreement; and

     WHEREAS, the Purchaser is the wholly owned subsidiary of the Guarantor; and

     WHEREAS, without this Guaranty the Seller would be unwilling to enter into the Purchase Agreement and accept the Deferred Amount from the Purchaser as a portion of the Purchase Price for the Shares;

     WHEREAS, because of the direct benefit to the Guarantor from the purchase of the Shares by the Purchaser, the Guarantor agrees to guarantee to the Seller the obligations of the Purchaser as set forth herein.

     NOW THEREFORE, in consideration of the Seller's entering into the Purchase Agreement, selling the Shares to the Purchaser, and accepting the Deferred Amount as a portion of the Purchase Price, the Guarantor hereby covenants and agrees with the Seller as follows:

     1. GUARANTY OF PAYMENT. The Guarantor hereby unconditionally and irrevocably guarantees to the Seller the full payment and performance, when due, by acceleration or otherwise, of all past, present, and future indebtedness, liabilities, and obligations of the Purchaser to the Seller of any kind and description in connection with the Purchase Agreement, including but not limited to the Deferred Amount (collectively, the "Purchaser's Obligations"). The guaranty of the Guarantor as set forth in this section is an absolute, continuing, primary, and unconditional guaranty of payment and performance and not of collection. This Guaranty may be enforced by the Seller against the Guarantor without the necessity at any time of the Seller's resorting to or exhausting any other security or collateral now or hereafter pledged, assigned, or granted to the Seller and without the necessity at any time of the Seller's having recourse against the Purchaser under the Purchase Agreement. The Guarantor on demand shall pay to the Seller in immediately available funds, in lawful money of the United States of America, the Deferred Amount or satisfy the same with Common Stock as provided in the Purchase Agreement. The obligation hereunder may be considered by the Seller as either a guaranty or an agreement of surety. If a claim is ever made upon the Seller for the repayment or any or all of the Deferred Amount and the Seller repays all or part of such amount by reason of (a) any judgment, decree, or order of any court or administrative body having jurisdiction over the Seller or any of his property or (b) any settlement or compromise of any such claim effected by the Seller with any such claimant, including the Purchaser, then in such event the Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof, and the Guarantor shall be and remain obligated to the Seller for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Seller, such amount to be included in the term "Purchaser's Obligations."

     Nothing contained herein shall prevent the Seller from suing on the Purchase Agreement or from exercising any other rights available to it under the Purchase Agreement, if neither the Purchaser nor the Guarantor timely performs the obligations of the Purchaser thereunder. The exercise of any of the aforesaid rights shall not constitute a discharge of any of the Guarantor's obligations hereunder. Neither the Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, or released in any manner whatsoever by an impairment, modification, change, release, or limitation of the liability of the Purchaser by reason of the Purchaser's bankruptcy or insolvency or any subsequent reorganization, merger, or consolidation of the Purchaser or any other change in its composition, nature, personnel, or location.

     2. NATURE OF OBLIGATIONS. The Guarantor acknowledges and agrees that no change in the nature of terms of the Purchaser's Obligations, or other agreements, instruments, or contracts evidencing, related to, or attendant with the Purchaser's Obligations (including any novation), whether by operation of law or otherwise, shall discharge all or any part of the liabilities and obligations of the Guarantor pursuant to this Guaranty. It is the purpose and intent of the Guarantor and the Seller that the covenants, agreements, and all liabilities and obligations of the Guarantor hereunder are absolute, unconditional, and irrevocable under any and all circumstances, including, without limitation, the invalidity or unenforceability of the Purchase Agreement. Without limiting the generality of the foregoing, the Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty are fully performed, the Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Seller or his failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Seller, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, the Guarantor, or by reason of any further dealings between the Purchaser and the Seller, or any other guarantor or surety, and the Guarantor hereby expressly waives and surrenders any defense to its liability hereunder based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements, or waivers. Without limiting the generality of the foregoing the Guarantor gives its consents for the Seller to do any one or more of the following without in any manner affecting, impairing, limiting, modifying, or releasing any of the obligations of the Guarantor under this Guaranty and without notice to or consent of the Guarantor; (a) exchange, extend, or renew the time or place of payment of the Deferred Amount in whole or in part, to a time certain or otherwise whether or not longer than the original period; (b) extend or change the terms of performance of any other obligations of the Purchaser under the Purchase Agreement; (c) modify, amend, or waive any of the provisions of the Purchase Agreement: (d) release or grant indulgences to the Purchaser; (e) fail to exercise due diligence or omit to enforce any right, power, or privilege under the Purchase Agreement.

     3. WAIVER OF RIGHTS. The Guarantor expressly waives: (a) notice of the execution and delivery of the Purchase Agreement and creation of the Purchaser's Obligations; (b) notice of acceptance of this Guaranty by the Seller and of all extensions of credit to the Purchaser by the Seller; (c) demand for payment of any of the Deferred Amount; (d) protest and notice of dishonor or of default or nonpayment to the Guarantor or to any other party with respect to the Deferred Amount; (e) demand for payment under this Guaranty; (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated; and (g) all rights of subrogation, indemnification, contribution, and reimbursement from the Purchaser, all rights to enforce any remedy the Seller may have against the Purchaser, and any benefit of, or right to participate in, any collateral or security now or hereafter held by the Seller in respect to the Purchaser's Obligations, even upon payment in full of the Deferred Amount.

     5. TERM OF GUARANTY; WARRANTIES. This Guaranty shall continue in full force and effect until the Deferred Amount is fully paid or Common Stock is delivered to the Seller as provided in the Purchase Agreement, and all of the Purchaser's Obligations are discharged. The Guarantor warrants and represents to the Seller that (a) the Guarantor will directly benefit from the financial accommodations being extended to the Purchaser by the Seller; (b) this Guaranty is binding upon and enforceable against the Guarantor, in accordance with its terms; (c) the execution and delivery of this Guaranty do not violate or constitute a breach of any agreement to which the Guarantor is a party or of any applicable laws; and (d) there is no litigation, claim, action, or proceeding pending, or, to the best knowledge of the Guarantor, threatened against the Guarantor that would materially adversely affect the financial condition of the Guarantor or its ability to fulfill its obligations hereunder.

     6. ATTORNEYS' FEES AND COSTS OF COLLECTION. If at any time or times hereafter the Seller employs counsel to pursue collection to intervene, to sue for enforcement of the terms hereof or of the Purchaser's Obligations, or to file a petition, complaint, answer, motion, or other pleading in any suit or proceeding relating to this Guaranty or the Purchaser's Obligations, then in such event, all of the reasonable attorneys' fees and disbursements relating thereto and any other fees and disbursements incurred by or on behalf of the Seller, due to the failure of the Purchaser to pay the Deferred Amount when due and payable, or to fulfill any other of the Purchaser's Obligations, shall be an additional liability of the Guarantor to the Seller, payable on demand.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (an "Event of Default") under this
Guaranty: (a) the failure of the Guarantor to pay to the Seller as and when due and payable any and all amounts payable by the Guarantor to the Seller under the provisions of this Guaranty or satisfy such debt with Common Stock as provided in the Purchase Agreement; (b) the failure of the Guarantor to perform, observe, or comply with any of the provisions of this Guaranty; (c) the occurrence of an event of default under the Purchase Agreement; (d) the receipt by the Seller of any false, inaccurate, or misleading information contained in any financial statement, schedule, report, or any other document given by the Guarantor, by the Purchaser, or by any other person in connection with this Guaranty; (e) the inability of the Guarantor to pay debts as they mature; (f) the filing of any petition for relief under any provision of Title 11 of the United States Code (entitled "Bankruptcy"), as amended, or under any similar federal or state statute by or against the Guarantor; (g) an application for the appointment of a receiver or custodian for, the making of a general assignment for the benefit of creditors, or the insolvency of the Guarantor; or (h) the dissolution or liquidation of the Guarantor.

     Upon the occurrence of an Event of Default under the Guaranty, the Seller may, at his option, declare an amount equal to any or all of the then unpaid balance of the Deferred Amount (whether then due or not) to be immediately due and payable by the Guarantor, and the Guarantor shall on demand pay the same to the Seller in immediately available funds, in lawful money of the United States of America, or satisfy such debt with Common Stock as provided in the Purchase Agreement.

     8. CUMULATIVE RIGHTS. All rights of the Seller hereunder or otherwise arising under the Purchase Agreement are separate and cumulative and may be pursued separately, successively, or concurrently, or not pursued, without affecting or limiting any other right of the Seller and without affecting or impairing the liability of the Guarantor.

     9. ASSIGNMENT. If the Seller properly sells, assigns, or transfers to any person or persons all or any part of the Deferred Amount, and each such person or persons shall have the right to enforce this Guaranty as fully as the Seller, provided that the Seller shall continue to have the unimpaired right prior and superior to that of any such assignee, transferee, or holder to enforce this Guaranty as to so much of the Deferred Amount that it has not sold, assigned, or transferred.

     10. SUCCESSORS AND ASSIGNS. This Guaranty shall bind the Guarantor and its successors and assigns and shall inure to the benefit of, and be enforceable by, the Seller and his permitted successors and assigns.

     11. NOTICES. Notices under this Guaranty shall be given in writing and shall be deemed served at the earlier of (a) receipt or (b) three (3) days after deposit in the United States mail, sent certified or registered mail return receipt requested, postage prepaid, and addressed to the parties at the following addresses, or at such other addresses as the parties shall designate in writing.

               If to the Guarantor:


                    ProNet Inc.
                    6430 LBJ Freeway
                    Dallas, Texas 75240
                    Attention:  Mark A. Solls

               If to the Seller:

                    James H. Cobb, III
                    1003 East College Street
                    Griffin, Georgia 30223

Personal delivery to a party or to any officer, partner, agent, or employee of such party at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received also shall constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until ten (10) days after the date of receipt thereof. This Section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon the Guarantor in any situation or for any reason.

     12. AMENDMENT. This Guaranty may be terminated, amended, supplemented, waived, released, or modified only by an instrument in writing signed by the party against whom the enforcement of the termination, amendment, supplementation, waiver, release, or modification is sought.

     13. GOVERNING LAW. This Guaranty shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

     14. MULTIPLE COUNTERPARTS; PRONOUNS; CAPTIONS, SEVERABILITY. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same document.
The pronouns used in this instrument shall be construed as masculine, feminine, or neuter as the occasion may require. Captions are for reference only and in no way limit the terms of this Guaranty. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restate, supplemented, or replaced from time to time. Words that are capitalized in this Guaranty, but not defined herein, shall have the meanings given to those words in the Purchase Agreement.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty under seal as of the day and year first above written.



                                       PRONET INC.


                                       By:
                                           ----------------------------------

                                       Its:
                                            ---------------------------------



[CORPORATE SEAL]

                                  EXHIBIT H-1

                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT (this "Guaranty") is given January 5, 1996, to WARREN K. WELLS (the "Seller") by PRONET INC., a Delaware corporation (the "Guarantor") for the obligations of CONTACT COMMUNICATIONS INC., a Delaware Corporation (the "Purchaser").

                                    RECITALS

     WHEREAS, the Seller has sold seventy-five (75) Shares of the common stock of CobbWells, Inc., a Georgia corporation (the "Shares") to the Purchaser pursuant to a Stock Purchase Agreement by and among CobbWells, Inc., the Seller, James H. Cobb, III, the Purchaser, and the Guarantor dated November 22, 1995, (the "Purchase Agreement"); and

     WHEREAS, a portion of the Purchase Price of the Shares (the "Deferred Amount") is to be paid in whole or in part on or before the first anniversary of the date of the Closing of the sale of the Shares pursuant to the Purchase Agreement; and

     WHEREAS, Guarantor agreed in Section 9.22 of the Purchase Agreement to guarantee all of the duties and obligations of the Purchaser under the Purchase Agreement; and

     WHEREAS, the Purchaser is the wholly owned subsidiary of the Guarantor; and

     WHEREAS, without this Guaranty the Seller would be unwilling to enter into the Purchase Agreement and accept the Deferred Amount from the Purchaser as a portion of the Purchase Price for the Shares;

     WHEREAS, because of the direct benefit to the Guarantor from the purchase of the Shares by the Purchaser, the Guarantor agrees to guarantee to the Seller the obligations of the Purchaser as set forth herein.

     NOW THEREFORE, in consideration of the Seller's entering into the Purchase Agreement, selling the Shares to the Purchaser, and accepting the Deferred Amount as a portion of the Purchase Price, the Guarantor hereby covenants and agrees with the Seller as follows:

     1. GUARANTY OF PAYMENT. The Guarantor hereby unconditionally and irrevocably guarantees to the Seller the full payment and performance, when due, by acceleration or otherwise, of all past, present, and future indebtedness, liabilities, and obligations of the Purchaser to the Seller of any kind and description in connection with the Purchase Agreement, including but not limited to the Deferred Amount (collectively, the "Purchaser's Obligations"). The guaranty of the Guarantor as set forth in this section is an absolute, continuing, primary, and unconditional guaranty of payment and performance and not of collection. This Guaranty may be enforced by the Seller against the Guarantor without the necessity at any time of the Seller's resorting to or exhausting any other security or collateral now or hereafter pledged, assigned, or granted to the Seller and without the necessity at any time of the Seller's having recourse against the Purchaser under the Purchase Agreement. The Guarantor on demand shall pay to the Seller in immediately available funds, in lawful money of the United States of America, the Deferred Amount or satisfy the same with Common Stock as provided in the Purchase Agreement. The obligation hereunder may be considered by the Seller as either a guaranty or an agreement of surety. If a claim is ever made upon the Seller for the repayment or any or all of the Deferred Amount and the Seller repays all or part of such amount by reason of (a) any judgment, decree, or order of any court or administrative body having jurisdiction over the Seller or any of his property or (b) any settlement or compromise of any such claim effected by the Seller with any such claimant, including the Purchaser, then in such event the Guarantor agrees that any such judgment, decree, order, settlement, or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof, and the Guarantor shall be and remain obligated to the Seller for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Seller, such amount to be included in the term "Purchaser's Obligations."

     Nothing contained herein shall prevent the Seller from suing on the Purchase Agreement or from exercising any other rights available to it under the Purchase Agreement, if neither the Purchaser nor the Guarantor timely performs the obligations of the Purchaser thereunder. The exercise of any of the aforesaid rights shall not constitute a discharge of any of the Guarantor's obligations hereunder. Neither the Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, or released in any manner whatsoever by an impairment, modification, change, release, or limitation of the liability of the Purchaser by reason of the Purchaser's bankruptcy or insolvency or any subsequent reorganization, merger, or consolidation of the Purchaser or any other change in its composition, nature, personnel, or location.

     2. NATURE OF OBLIGATIONS. The Guarantor acknowledges and agrees that no change in the nature of terms of the Purchaser's Obligations, or other agreements, instruments, or contracts evidencing, related to, or attendant with the Purchaser's Obligations (including any novation), whether by operation of law or otherwise, shall discharge all or any part of the liabilities and obligations of the Guarantor pursuant to this Guaranty. It is the purpose and intent of the Guarantor and the Seller that the covenants, agreements, and all liabilities and obligations of the Guarantor hereunder are absolute, unconditional, and irrevocable under any and all circumstances, including, without limitation, the invalidity or unenforceability of the Purchase Agreement. Without limiting the generality of the foregoing, the Guarantor agrees that until each and every one of the covenants and agreements of this Guaranty are fully performed, the Guarantor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Guaranty, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Seller or his failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Seller, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, the Guarantor, or by reason of any further dealings between the Purchaser and the Seller, or any other guarantor or surety, and the Guarantor hereby expressly waives and surrenders any defense to its liability hereunder based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements, or waivers. Without limiting the generality of the foregoing the Guarantor gives its consents for the Seller to do any one or more of the following without in any manner affecting, impairing, limiting, modifying, or releasing any of the obligations of the Guarantor under this Guaranty and without notice to or consent of the Guarantor; (a) exchange, extend, or renew the time or place of payment of the Deferred Amount in whole or in part, to a time certain or otherwise whether or not longer than the original period; (b) extend or change the terms of performance of any other obligations of the Purchaser under the Purchase Agreement; (c) modify, amend, or waive any of the provisions of the Purchase Agreement: (d) release or grant indulgences to the Purchaser; (e) fail to exercise due diligence or omit to enforce any right, power, or privilege under the Purchase Agreement.

     3. WAIVER OF RIGHTS. The Guarantor expressly waives: (a) notice of the execution and delivery of the Purchase Agreement and creation of the Purchaser's Obligations; (b) notice of acceptance of this Guaranty by the Seller and of all extensions of credit to the Purchaser by the Seller; (c) demand for payment of any of the Deferred Amount; (d) protest and notice of dishonor or of default or nonpayment to the Guarantor or to any other party with respect to the Deferred Amount; (e) demand for payment under this Guaranty; (f) the provisions of Section 10-7-24 of the Official Code of Georgia Annotated; and (g) all rights of subrogation, indemnification, contribution, and reimbursement from the Purchaser, all rights to enforce any remedy the Seller may have against the Purchaser, and any benefit of, or right to participate in, any collateral or security now or hereafter held by the Seller in respect to the Purchaser's Obligations, even upon payment in full of the Deferred Amount.

     5. TERM OF GUARANTY; WARRANTIES. This Guaranty shall continue in full force and effect until the Deferred Amount is fully paid or Common Stock is delivered to the Seller as provided in the Purchase Agreement, and all of the Purchaser's Obligations are discharged. The Guarantor warrants and represents to the Seller that (a) the Guarantor will directly benefit from the financial accommodations being extended to the Purchaser by the Seller; (b) this Guaranty is binding upon and enforceable against the Guarantor, in accordance with its terms; (c) the execution and delivery of this Guaranty do not violate or constitute a breach of any agreement to which the Guarantor is a party or of any applicable laws; and (d) there is no litigation, claim, action, or proceeding pending, or, to the best knowledge of the Guarantor, threatened against the Guarantor that would materially adversely affect the financial condition of the Guarantor or its ability to fulfill its obligations hereunder.

     6. ATTORNEYS' FEES AND COSTS OF COLLECTION. If at any time or times hereafter the Seller employs counsel to pursue collection to intervene, to sue for enforcement of the terms hereof or of the Purchaser's Obligations, or to file a petition, complaint, answer, motion, or other pleading in any suit or proceeding relating to this Guaranty or the Purchaser's Obligations, then in such event, all of the reasonable attorneys' fees and disbursements relating thereto and any other fees and disbursements incurred by or on behalf of the Seller, due to the failure of the Purchaser to pay the Deferred Amount when due and payable, or to fulfill any other of the Purchaser's Obligations, shall be an additional liability of the Guarantor to the Seller, payable on demand.

     7. EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (an "Event of Default") under this
Guaranty: (a) the failure of the Guarantor to pay to the Seller as and when due and payable any and all amounts payable by the Guarantor to the Seller under the provisions of this Guaranty or satisfy such debt with Common Stock as provided in the Purchase Agreement; (b) the failure of the Guarantor to perform, observe, or comply with any of the provisions of this Guaranty; (c) the occurrence of an event of default under the Purchase Agreement; (d) the receipt by the Seller of any false, inaccurate, or misleading information contained in any financial statement, schedule, report, or any other document given by the Guarantor, by the Purchaser, or by any other person in connection with this Guaranty; (e) the inability of the Guarantor to pay debts as they mature; (f) the filing of any petition for relief under any provision of Title 11 of the United States Code (entitled "Bankruptcy"), as amended, or under any similar federal or state statute by or against the Guarantor; (g) an application for the appointment of a receiver or custodian for, the making of a general assignment for the benefit of creditors, or the insolvency of the Guarantor; or (h) the dissolution or liquidation of the Guarantor.

     Upon the occurrence of an Event of Default under the Guaranty, the Seller may, at his option, declare an amount equal to any or all of the then unpaid balance of the Deferred Amount (whether then due or not) to be immediately due and payable by the Guarantor, and the Guarantor shall on demand pay the same to the Seller in immediately available funds, in lawful money of the United States of America, or satisfy such debt with Common Stock as provided in the Purchase Agreement.

     8. CUMULATIVE RIGHTS. All rights of the Seller hereunder or otherwise arising under the Purchase Agreement are separate and cumulative and may be pursued separately, successively, or concurrently, or not pursued, without affecting or limiting any other right of the Seller and without affecting or impairing the liability of the Guarantor.

     9. ASSIGNMENT. If the Seller properly sells, assigns, or transfers to any person or persons all or any part of the Deferred Amount, and each such person or persons shall have the right to enforce this Guaranty as fully as the Seller, provided that the Seller shall continue to have the unimpaired right prior and superior to that of any such assignee, transferee, or holder to enforce this Guaranty as to so much of the Deferred Amount that it has not sold, assigned, or transferred.

     10. SUCCESSORS AND ASSIGNS. This Guaranty shall bind the Guarantor and its successors and assigns and shall inure to the benefit of, and be enforceable by, the Seller and his permitted successors and assigns.

     11. NOTICES. Notices under this Guaranty shall be given in writing and shall be deemed served at the earlier of (a) receipt or (b) three (3) days after deposit in the United States mail, sent certified or registered mail return receipt requested, postage prepaid, and addressed to the parties at the following addresses, or at such other addresses as the parties shall designate in writing.

               If to the Guarantor:


                    ProNet Inc.
                    6430 LBJ Freeway
                    Dallas, Texas 75240
                    Attention:  Mark A. Solls

               If to the Seller:

                    Warren K. Wells
                    510 Crescent Road
                    Griffin, Georgia 30223

Personal delivery to a party or to any officer, partner, agent, or employee of such party at its address herein shall constitute receipt. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received also shall constitute receipt. Notwithstanding the foregoing, no notice of change of address shall be effective until ten (10) days after the date of receipt thereof. This Section shall not be construed in any way to affect or impair any waiver of notice or demand herein provided or to require giving of notice or demand to or upon the Guarantor in any situation or for any reason.

     12. AMENDMENT. This Guaranty may be terminated, amended, supplemented, waived, released, or modified only by an instrument in writing signed by the party against whom the enforcement of the termination, amendment, supplementation, waiver, release, or modification is sought.

     13. GOVERNING LAW. This Guaranty shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

     14. MULTIPLE COUNTERPARTS; PRONOUNS; CAPTIONS, SEVERABILITY. This Guaranty may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute but one and the same document.
The pronouns used in this instrument shall be construed as masculine, feminine, or neuter as the occasion may require. Captions are for reference only and in no way limit the terms of this Guaranty. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but invalidation of any one or more of the provisions of this Guaranty shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restate, supplemented, or replaced from time to time. Words that are capitalized in this Guaranty, but not defined herein, shall have the meanings given to those words in the Purchase Agreement.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty under seal as of the day and year first above written.



                                       PRONET INC.


                                       By:
                                           ----------------------------------

                                       Its:
                                            ---------------------------------



[CORPORATE SEAL]

                                 EXHIBIT I

                          ALLOCATION OF PURCHASE PRICE



CLASS I ASSETS (Cash and similar
     items)

$_________
CLASS II ASSETS (CD's and readily
     marketable securities)

$_________
CLASS III ASSETS (Furniture and
     fixtures; land; buildings;
     accounts receivable; other
     tangible assets)

$_________

-inventory
______
          _

-fixed assets
______
          _

-prepaid expenses
______
          _

CLASS IV ASSETS (Section 197 assets,
     including goodwill and going-
     concern value)

$_________*
TOTAL PURCHASE PRICE

$__________

   * plus any amounts to be paid to the Purchaser due to an increase in the number of pagers, pursuant to APPENDIX A of the Purchase Agreement.

                                    EXHIBIT J
                               Inventory Valuation
                                  Pager Prices
                                                                  IN
                                               NEW     USED      REPAIR
                                        ----------------------------------
         Motorola Renegade                  $ 57.00    $ 35.00   $ 20.00

         NEC Sport 2                        $ 61.00    $ 40.00   $ 25.00

         NEC Replay                         $ 61.00    $ 40.00   $ 25.00

         Motorola Bravo +                   $ 75.00    $ 45.00   $ 30.00

         Motorola Lifestyle +               $ 75.00    $ 45.00   $ 30.00

         Motorola Classic                   $ 67.50    $ 40.00   $ 25.00

         Motorola Express                   $ 80.00    $ 50.00   $ 35.00

         Motorola Ultra Express             $ 77.00    $ 50.00   $ 35.00

         Motorola Memo Express              $125.00    $ 65.00   $ 50.00

         Motorola Advisor                   $150.00    $ 85.00   $ 70.00

         Wordsender                         $169.00    $100.00   $ 50.00

         Alphamate                          $250.00    $150.00   $100.00

         Other Used Units                              $ 25.00   $ 10.00

                                    EXHIBIT K

                          [LEASE TO BE PROVIDED BY SELLER]

                              ADDITIONAL SCHEDULES


                        [TO BE PROVIDED BY THE PAGE ONE]

                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT
                   AMONG COBBWELLS, INC., JAMES H. COBB, III,
                        AND WARREN K. WELLS, AND CONTACT
                        COMMUNICATIONS INC AND PRONET INC.

     THIS IS AN AMENDMENT ("This Amendment") by and among COBBWELLS, INC. D/B/A PAGE ONE a Georgia business corporation ("Page One"), JAMES H. COBB, III, and WARREN K. WELLS (collectively, the "Sellers") and CONTACT COMMUNICATIONS INC., a Delaware corporation (the "Purchaser") and PRONET INC., a Delaware corporation and the Parent corporation of the Purchaser ("ProNet") with respect to that certain Stock Purchase Agreement (the "Agreement") made and entered into on November 22, 1995 by the same parties, and which the parties, in consideration of the mutual promises therein and herein contained and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and with the intent to be legally bound, do hereby amend as follows:

     1. AMENDMENT. (a) The first sentence of Section 1.2 of the Agreement is amended by adding the language, "(vii) plus an amount equal to the amount by which the value of useable, current model pagers held by Page One in inventory for sale or rental to customers as of 11:59 p.m. on the day immediately preceding the Closing Date valued as provided on EXHIBIT J and set forth in the certificate provided pursuant to Section 6.1 (h) below exceeds $200,000, PROVIDED, HOWEVER, that such increase shall not exceed $300,000, or minus an amount equal to the amount by which the value of useable, current model pagers held by Page One in inventory as of 11:59 p.m. on the day immediately preceding the Closing Date for sale or rental to customers valued as provided on EXHIBIT J and set forth in the certificate provided pursuant to Section 6.1 (h) below is less than $200,000", so that as amended, the first sentence of Section 1.2 shall read as follows:

          (a) PURCHASE PRICE. The aggregate purchase price payable by the Purchaser in consideration for the sale of the Shares shall be an amount equal to the remainder of (a) the sum of (i) $11,340,000 )ii) $4,860,000 (the "Deferred Amount"), to be paid in whole or in part on or before the first anniversary of the Closing Date (such date being referred to herein as the "Deferred Payment Date"), (iii) an amount, payable in cash on the Closing Date, equal to the amount of the Page One's accounts receivable in respect of services or merchandise provided by the Page One prior to the Closing Date as of 11:59 p.m. on the day immediately preceding the Closing Date, (iv) $500,000 (the "Deposit") which amount has been deposited with NationsBank of Texas, N.A., (the "Escrow Agent") as a deposit in accordance with the terms of that certain "Depository Agreement of even date herewith, by and among the parties herein (the "Deposit Escrow Agreement"), a copy of which is attached hereto as EXHIBIT A, and (v) an amount payable in cash at the Closing in respect of the Page One's Recurring Monthly

     Revenue (as hereinafter defined) for the last complete month prior to the date of the Closing; provided that in the event Recurring Monthly Revenue is less than $328,000, the Buyer shall have the option to terminate this Agreement, with the Deposit (and any accrued interest) payable to Buyer, and further provided that in the event the Recurring Monthly Revenue is less than $328,000, the Buyer shall have the option to terminate this Agreement, with the Deposit (and any accrued interest) payable to Buyer, and further provided that in the event the Recurring Monthly Revenue exceeds $328,000, the Purchase Price shall be increased by $25,000 for each $1,000 over $328,000 (vi) an amount equal to the Excess Cash (as defined in Section 1.5 below) or minus an amount equal to the Cash Deficiency (as defined in Section 1.5 below), (vii) an amount equal to the amount by which the value of useable, current model pagers held by Page One in inventory for sale or rental to customers as of 11:59 p.m. on the day immediately preceding the Closing Date valued as provided on EXHIBIT J and set forth in the certificate provided pursuant to Section 6.1 (h) below exceeds $200,000, PROVIDED, HOWEVER, that such increase shall not exceed $300,000, or minus an amount equal to the amount by which the value of useable, current model pagers held by Page One in inventory for sale or rental to customers as of 11:59 p.m. on the day immediately preceding the Closing Date valued as provided on EXHIBIT J and set forth in the certificate provided pursuant to Section 6.1 (h) below is less than $200,000,minus (b) the amount of any revenues collection by the Page One prior to the Closing Date in respect of services of merchandise to be provided to customers of the System after the Closing Date (collectively, the "Purchase Price").

     (b) Section 1.3 (a) of the Agreement is amended by deleting the same in its entirety and inserting in lieu thereof the following new Section 1.3 (a) to read as follows:

     1.3  Closing Date.

     (a) LOCATION AND TIME. The closing of the transactions completed hereby (the "Closing") shall take place at the offices of the Purchaser located at 6340 LBJ Freeway, Dallas, Texas 75240 at 9:00 a.m. local time on the later of (i) January 2, 1996, or (ii) the first day of the month following the month in which all Federal, State and local regulatory approvals for the transactions contemplated hereby are received by Final Order as hereinafter defined, or on such other date as may be agreed to in writing by all parties to this Agreement. The Closing Date shall mean the date as of which the sale of the Shares is effective. The date on which the Closing actually occurs may be subsequent to the Closing Date if the parties so agree in writing. If the Closing takes place subsequent to the Closing Date, Page One shall conduct (and the Sellers shall cause Page One to conduct) its business only in the ordinary course consistent with past practice from the Closing Date until the Closing.

     (c) Section 6.1(h) is amended by deleting the same in its entirety and inserting in lieu thereof the following new Section 6.1(h):

          (h) At the Closing, Purchaser shall have received a certificate signed by the President of Page One stating the value of usable, current model pagers held by Page One in inventory for sale or rental to customers as of 11:59 p.m. on the day immediately preceding the Closing Date valued as provided on EXHIBIT J.

     2. NO OTHER EFFECT ON THE AGREEMENT. Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect.

     3.  MISCELLANEOUS.

     (a) CONTROLLING LAW. This Amendment shall be construed and enforced in accordance with the laws of the State of Georgia.

     (b) CAPTIONS; CERTAIN DEFINITIONS. Captions of paragraphs and subparagraphs in this Amendment are inserted only as a matter of convenience and for reference and in no way define, limit, or extend the scope of this Amendment for the intent of any provision of this Amendment. Capitalized terms that are not otherwise defined in this Amendment have the same meanings given to them in the Agreement.

     (c) COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of December 27, 1995.



                                       CONTACT COMMUNICATIONS INC.,
                                       PURCHASER

                                       By: /s/ JACKIE R. KIMZEY
                                          -----------------------------------
                                          Name: Jackie R. Kimzey
                                          Office: Chairman & CEO


                                       PRONET INC.,
                                       GUARANTOR

                                       By: /s/ JACKIE R. KIMZEY
                                          -----------------------------------
                                          Name: Jackie R. Kimzey
                                          Office: Chairman & CEO



                   [Signatures continued on next page]

                                       COBBWELLS, INC.,
                                       PAGE ONE

                                       By: /s/ JAMES H. COBB, III
                                          -----------------------------------
                                          JAMES H. COBB, III, President

ATTEST:

/s/ Warren K. Wells
-------------------------------------
WARREN K. WELLS, Secretary



                                       /s/ JAMES H. COBB, III
                                       --------------------------------------
                                       JAMES H. COBB, Seller


                                       /s/ WARREN K. WELLS
                                       --------------------------------------
                                       WARREN K. WELLS, Seller